                            PRELIMINARY PROSPECTUS
                 SUBJECT TO COMPLETION, DATED NOVEMBER 3, 1995

+-----------------------------------------------------------------------------+
| Information contained herein is subject to completion or amendment. A       |
| registration statement relating to these securities has been filed with the | | Securities and Exchange Commission. These securities may not be sold nor |
| may any offers to buy be accepted prior to the time the registration        |
| statement becomes effective. This prospectus shall not constitute an offer | | to sell or the solicitation of an offer to buy nor shall there be any sale | | of these securities in any State in which such offer, solicitation or sale |
| would be unlawful prior to registration or qualification under the          |
| securities laws of any such State.                                          |
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                   A FLEXIBLE PREMIUM ADJUSTABLE COMBINATION
                    FIXED ANDVARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                                   ---------
                      SOUTHLAND LIFE INSURANCE COMPANY AND
                         SOUTHLAND SEPARATE ACCOUNT L1

                5780 Powers Ferry Road, N.W., Atlanta, GA 30340
                                 (770) 980-5100

This prospectus describes a flexible premium adjustable combination fixed and variable life insurance policy (the "Policy") offered by Southland Life Insurance Company ("Southland," "we", "us" or the "Company"). The Policy is designed to provide lifetime insurance protection on the Insured named in the Policy and at the same time provide flexibility to vary the amount and timing of premiums and to change the amount of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy.

The Owner may allocate net premiums and Policy values to one or more of the Subaccounts of Southland Separate Account L1 (the "Variable Account") or to the Guaranteed Interest Account, or to both within certain limits. Twenty-one (21) Subaccounts are currently available under the Policy. The Subaccounts invest in shares of corresponding Portfolios of The Alger American Fund, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Janus Aspen Series, and INVESCO Variable Investment Funds, Inc. The Guaranteed Interest Account guarantees a minimum fixed rate of interest.

The Accumulation Value will vary daily with the investment results of the Subaccounts and interest credited to any Guaranteed Interest Account allocations. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Subaccounts.

You can select from two death benefit options available under the Policy: a level death benefit ("Stated Death Benefit or death benefit type A") and an increasing death benefit ("Stated Death Benefit Plus Accumulation Value or death benefit type B"). Southland guarantees that the death benefit will never be less than the Stated Death Benefit (less any unrepaid policy loans and past due charges) so long as the Policy is in force.

The Policy provides for a Cash Surrender Value that can be obtained by surrendering the Policy. Because this value is based on the performance of the Portfolios, to the extent of allocations to the Variable Account, there is no guaranteed Cash Surrender Value. If the Cash Surrender Value is insufficient to cover the charges due under the Policy, the Policy will lapse without value. The Policy also provides for policy loans and permits Withdrawals within limits.

It may not be advantageous to replace existing insurance with the Policy.
Within certain limits, you may return the Policy or convert it to a life insurance policy with benefits that do not vary with the investment results of a separate account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION YOU SHOULD KNOW BEFORE
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DECIDING TO PURCHASE A POLICY.  IT SHOULD BE RETAINED FOR FUTURE REFERENCE.
---------------------------------------------------------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE
-------------------------------------------------------------------------------
PORTFOLIOS. THE PORTFOLIO PROSPECTUSES SHOULD BE READ IN CONJUNCTION WITH THIS
------------------------------------------------------------------------------
PROSPECTUS.
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

                               TABLE OF CONTENTS

                                                       PAGE
                                                       ----

DEFINITIONS...........................................  1

SUMMARY AND DIAGRAM...................................  5

HISTORICAL PERFORMANCE INFORMATION.................... 10

HYPOTHETICAL ILLUSTRATIONS............................ 19

FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT........ 23
   THE VARIABLE ACCOUNT............................... 23
   THE PORTFOLIOS..................................... 24
   CHANGES RELATING TO THE VARIABLE ACCOUNT........... 27

FACTS ABOUT THE POLICY................................ 28
   PREMIUMS AND ALLOCATIONS........................... 28
   YOUR ACCUMULATION VALUE............................ 32
   YOUR RIGHT TO TRANSFER............................. 35
   DOLLAR COST AVERAGING FACILITY..................... 36
   AUTOMATIC REBALANCING.............................. 37
   WITHDRAWALS........................................ 38
   SURRENDERS......................................... 39
   POLICY LOANS....................................... 39
   TELEPHONE PRIVILEGES............................... 41
   DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE.... 41
   MATURITY BENEFIT................................... 44
   PAYMENT OPTIONS.................................... 45
   WHEN WE MAKE PAYMENTS.............................. 45

THE GUARANTEED INTEREST ACCOUNT....................... 45

POLICY CHARGES AND FEES............................... 47
   CHARGES DEDUCTED FROM PREMIUMS..................... 47
   SURRENDER CHARGE................................... 48
   MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE 50
   OTHER ADMINISTRATIVE CHARGES....................... 52
   CHARGES DEDUCTED FROM THE SUBACCOUNTS.............. 52
   PORTFOLIO EXPENSES................................. 53
   GROUP OR SPONSORED ARRANGEMENTS.................... 53

ADDITIONAL POLICY INFORMATION......................... 54
   THE OWNER.......................................... 54

   THE BENEFICIARY....................................... 54
   CHANGE OF OWNER OR BENEFICIARY........................ 54
   RIGHT TO CONVERT POLICY............................... 54
   REINSTATEMENT......................................... 55
   OTHER POLICY PROVISIONS............................... 55
   AUTHORITY TO CHANGE POLICY TERMS...................... 56

ADDITIONAL BENEFITS................................... 56
   ACCIDENTAL DEATH BENEFIT RIDER..................... 56
   ADJUSTABLE TERM INSURANCE RIDER.................... 56
   ADDITIONAL INSURED RIDER........................... 58
   CHILDREN'S INSURANCE RIDER......................... 58
   EXCHANGE OF INSURED RIDER.......................... 58
   GUARANTEED INSURABILITY RIDER...................... 58
   WAIVER OF THE COST OF INSURANCE AND MONTHLY
      EXPENSE CHARGES RIDER........................... 58
   WAIVER OF SPECIFIED PREMIUM RIDER.................. 59

FEDERAL TAX CONSIDERATIONS............................ 59

OTHER INFORMATION..................................... 63
   REPORTS TO OWNERS.................................. 63
   DISTRIBUTION OF THE POLICIES....................... 63
   VOTING PRIVILEGES.................................. 64
   LEGAL PROCEEDINGS.................................. 65
   SOUTHLAND'S DIRECTORS AND OFFICERS................. 66
   EXPERTS............................................ 68
   FINANCIAL STATEMENTS............................... 69

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                 DEFINITIONS

ACCUMULATION VALUE: The "Accumulation Value" is the combined value of your Policy in all of the Subaccounts of the Variable Account, Guaranteed Interest Account and the values held in the General Account to secure policy loans.

ADJUSTABLE TERM INSURANCE RIDER: The "Adjustable Term Insurance Rider" is available to add death benefit coverage to your Policy. The amount of death benefit coverage provided under this rider is the difference between the Base Death Benefit and the Target Death Benefit.

AGE: The Insured's "Age" at any time is his or her age on the birthday nearest the Policy Date increased by the number of [FULL] Policy Years elapsed since the Policy Date.

BASE DEATH BENEFIT: The "Base Death Benefit" depends on the death benefit type you choose. Under Type A, the Base Death Benefit is the greater of Stated Death Benefit or a multiple of the Accumulation Value on the date of the Insured's death. Under Type B, the Base Death Benefit is the greater of the Stated Death Benefit plus the Accumulation Value, or a multiple of the Accumulation Value, on the date of the Insured's death.

BENEFICIARY: The "Beneficiary" is the person to whom the death benefit (payable on the death of an Insured) is paid.

CASH SURRENDER VALUE: The "Cash Surrender Value" of the Policy on any Valuation Day is the Net Accumulation Value minus any Surrender Charge that would apply that day.

CODE:  The "Code" is the Internal Revenue Code of 1986, as amended.

CUSTOMER SERVICE CENTER: The Southland "Customer Service Center" is the Company's offices at P.O. Box 173789, Denver, CO 80217-3789. For overnight delivery the address is 8515 East Orchard Road, 9T2, Denver, CO 80111.

DEATH BENEFIT: The "Death Benefit is the Basic Death Benefit plus any additional life insurance proceeds provided by any riders. If the Adjustable Term Rider is in effect, the Death Benefit is equal to the Target Death Benefit plus any additional life insurance proceeds provided by any other riders.

DEATH PROCEEDS: The "Death Proceeds" are the proceeds payable to the Beneficiary by us upon due proof of death of the Insured while the Policy is in force equal to: [1] the Base Death Benefit; plus [2] any additional life insurance proceeds provided by any riders; minus [3] any outstanding Policy Debt; minus [4] any monthly deductions not yet deducted.

FREE LOOK PERIOD: The "Free Look Period" is the period during which you may return the Policy and receive a refund. See "Free Look Period," page ___.

GENERAL ACCOUNT: The "General Account" represents our corporate assets other than those segregated in any separate account established by us.

GROSS WITHDRAWAL: A "Gross Withdrawal" is a withdrawal plus any applicable Withdrawal Transaction Charge and any applicable Surrender Charge.

GUARANTEED INTEREST ACCOUNT: The "Guaranteed Interest Account" is a part of our General Account, to which a portion of the Accumulation Value may be allocated and which provides guarantees of principal and interest.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE: The "Guaranteed Interest Account Accumulation Value" is the value under the Policy in the Guaranteed Interest Account.

INSURED: The "Insured" means the person upon whose life the Policy is issued.

MONTHLY PROCESSING DATE: The "Monthly Processing Date" is the date each month on which the monthly deductions from the Accumulation Value are deducted. See "monthly deductions," page ___. The first Monthly Processing Date will be the Policy Date or the date on which the initial Net Premium is allocated to your
Policy, if later.   Subsequent Monthly Processing Dates will be the same date as the Policy Date each month thereafter unless this is not a Valuation Day, in which case the Monthly Processing Date occurs on the next Valuation Day.

NET ACCUMULATION VALUE: The "Net Accumulation Value" on any Valuation Day is the Accumulation Value on that day less policy loans (and interest thereon) and if other than the Monthly Processing Date, the monthly deduction that would be deducted on the next Monthly Processing Date.

NET PREMIUM: The "Net Premium" is the Premium amounts paid less any sales and tax charges. These charges are deducted from each Premiums before the Premium is applied to your Accumulation Value.

NO-LAPSE PREMIUM: The "No-Lapse Premium" is a benchmark monthly premium calculated for each Policy based on the age, sex and rate class of the Insured, the requested Stated Death Benefit and any supplemental benefits. It is used for purposes of the No-Lapse Guarantee.

NO-LAPSE GUARANTEE: The "No-Lapse Guarantee" refers to our guarantee to keep the Policy in force during the first three Policy Years, regardless of the sufficiency of the Cash Surrender Value, so long as total premiums paid, less withdrawals, is at least equal to cumulative amount of No-Lapse Premiums for the Policy months the Policy has been in force.

OWNER: The "Owner" is the person(s) who owns the Policy and who is entitled to exercise all rights and privileges provided in the Policy.

POLICY ANNIVERSARY:  The "Policy Anniversary" is the first day of each Policy
Year.

POLICY DATE: The "Policy Date" is shown on the Schedule and is the date the Policy becomes effective.

POLICY DEBT: The "Policy Debt" is equal to unrepaid policy loans (including unpaid interest added to the loan) plus accrued interest not yet due.

POLICY YEAR: Each "Policy Year" starts on the same day and month as the Policy Date.

PORTFOLIO: A "Portfolio" refers to a division of an underlying mutual fund in which assets of a corresponding Subaccount are invested.

SEC:  The "SEC" is the Securities and Exchange Commission.

STATED DEATH BENEFIT: The "Stated Death Benefit" is a dollar amount used to determine the death benefit under the Policy.

SUBACCOUNT: A "Subaccount" is a subdivision of the Variable Account, the assets of which are invested in a corresponding Portfolio.

SUBACCOUNT ACCUMULATION VALUE: The "Subaccount Accumulation Value" is the value under a Policy in a particular Subaccount.

SURRENDER: A "Surrender" is a written request for the Cash Surrender Value which terminates the Policy.

TARGET DEATH BENEFIT: The "Target Death Benefit" is the death benefit specified in an Adjustable Term Insurance Rider added to your Policy.

TARGET PREMIUM: The "Target Premium" refers to a premium amount we use to calculate the sales load charge, the sales surrender charge and the cost of insurance charge. A Target Premium is determined for the Initial Stated Death Benefit, and an additional Target Premium is determined for each increase in Stated Death Benefit. The Target Premium generally is less than planned premiums for a Policy Year. It may be more or less than the No-Lapse Premium for a Policy Year, depending on the supplemental benefits added to the Policy.

VALUATION DAY: For each Subaccount, a "Valuation Day" is each day on which the New York Stock Exchange and Southland's Customer Service Center are both open for business except for a day that a Subaccount's corresponding Portfolio does not value its shares. The New York Stock Exchange is currently closed on weekends and on the following holidays" New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. Southland's Customer Service Center is normally not open on the following days: the Monday before New Year's Day, July Fourth or Christmas Day, if any of these holidays falls on a Tuesday; the Friday after New Year's Day, July Fourth or Christmas Day, if any of these holidays falls on a Thursday; and the Friday after Thanksgiving.

VALUATION PERIOD: A "Valuation Period" begins at 4:00 p.m. Eastern time on a Valuation Day and ends at 4:00 p.m. Eastern time on the next succeeding Valuation Day.

WE, US, OUR, SOUTHLAND AND THE COMPANY: "We," "us," "our" "Southland" and "the Company" refer to Southland Life Insurance Company.

WITHDRAWAL: A "Withdrawal" refers to the surrender of a portion of the Net Accumulation Value.

WRITTEN NOTICE OR WRITTEN REQUEST: A "Written Notice" or "Written Request" is a notice or request in a form satisfactory to the Company which is signed by the Owner and received at the Customer Service Center.

YOU AND YOUR:  "You" and "your" refers to the Owner of this Policy.

                              SUMMARY AND DIAGRAM

The following summary of prospectus information and diagram of the Policy should
--------------------------------------------------------------------------------
be read in conjunction with the detailed information appearing elsewhere in this
--------------------------------------------------------------------------------
Prospectus.  Unless otherwise indicated, the description of the Policy is this
------------------------------------------------------------------------------
Prospectus assumes that the Policy is in force and there is no outstanding
--------------------------------------------------------------------------
Policy Debt.
------------

The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance, the Owner of a Policy pays premiums for insurance coverage on the person insured. Also like fixed-benefit life insurance, the Policy provides for accumulation of Net Premiums and a Cash Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime. As with fixed-benefit life insurance, the Cash Surrender Value during the early Policy Years may be substantially lower than the premiums paid.

However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit of a Policy may, and the Accumulation Value will, increase or decrease to reflect the investment performance of the Subaccounts to which Accumulation Value is allocated. Also, there is no guaranteed minimum Cash Surrender Value. Nonetheless, Southland guarantees to keep the Policy in force during the first three (3) Policy Years so long as the No-Lapse Premium requirement has been met and Policy Debt is not excessive. See "THREE-YEAR GUARANTEE," page ______. Otherwise, if the Cash Surrender Value is insufficient to pay charges due, the Policy will lapse without value after a grace period. See "PREMIUMS TO PREVENT LAPSE," page _____.

PURPOSE OF THE POLICY

The Policy is designed to be a long-term investment providing significant insurance benefits. The Policy should be considered in conjunction with other insurance policies owned by the Owner. It may not be advantageous to replace existing insurance policies with the Policy.

TAX CONSIDERATIONS

Southland intends for the Policy to satisfy the definition of a life insurance contract under section 7702 of the Code. Under certain circumstances, a Policy could be treated as a "modified endowment contract." Southland will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "federal TAX CONSIDERATIONS," page ______.

FREE LOOK PERIOD AND CONVERSION RIGHT

For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund equal to all Premiums paid. (See "FREE LOOK PERIOD," page ____.) Until the end of this limited period, Net Premiums paid will be invested in the Subaccount investing in the VIPF Money Market Portfolio. (See "NET PREMIUM ALLOCATIONS," page ______.) For a limited time after an increase in Stated Death Benefit takes effect, you have the right to cancel the increase. (See "Changes in Stated Death Benefit," page ___.) At any time within the first 24 Policy Months (or first 24 Policy Months after an increase in Stated Death Benefit), you may convert your Policy to a flexible premium (non-variable) adjustable life insurance policy. (See "RIGHT TO CONVERT POLICY," page ___.)

OWNER INQUIRIES

If you have any questions, you may write to us at the Customer Service Center or call us at ____________________.

DIAGRAM

The following diagram illustrates how the Policy works.

                               DIAGRAM OF POLICY
             ---------------------------------------------------------------
                                PREMIUM PAYMENTS
             * You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premiums. See "Planned Premiums" for rules and limits.

             * Minimum initial premium and planned premium depend on the
               Insured's age, sex, underwriting class, Stated Death Benefit selected, and any supplemental riders.

             * Unplanned premiums may be made, within limits. See "Premiums."

             * Under certain circumstances, extra premiums may be required to prevent lapse. See "Premiums to Prevent Lapse."
             ----------------------------------------------------------------

       ---------------------------------------------------------------------
                           DEDUCTIONS FROM PREMIUMS
       * For sales load (4% of premiums up to an amount equal to 10 Target Premiums and, after an increase in Stated Death Benefit, 4% of premiums up to 10 Target Premiums for that increase).
       *  For state premium tax (2.5% of premiums).
       *  For DAC tax (1.5% of premiums).  See "Policy Charges and Fees."
       -------------------------------------------------------------------------


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                                 NET PREMIUMS
* You direct the allocation of Net Premiums among 21 Subaccounts of the Variable Account and the Guaranteed Interest Account. See "Net Premium Allocations" for rules and limits and applicable charges.

* The Subaccounts invest in corresponding portfolios ("Funds") of The Alger American Fund ("Alger"), Fidelity Variable Insurance Products Fund ("VIP Fund"), Variable Insurance Products Fund II ("VIP Fund II"), Janus Aspen Series ("Janus"), and INVESCO Variable Investment Funds ("INVESCO"). See "The Portfolios." Funds available are:

   Alger - American Small Capitalization Portfolio        Fidelity - VIP Fund II - Asset Manager Portfolio
   Alger - American MidCap Growth Portfolio               Fidelity - VIP Fund II - Index 500 Portfolio
   Alger - American Growth Portfolio                      Janus - Growth Portfolio
   Alger - American Leveraged AllCap Portfolio            Janus - Aggressive Growth Portfolio
   Fidelity - VIP Fund - High Income Portfolio            Janus - Worldwide Growth Portfolio
   Fidelity - VIP Fund - Money Market Portfolio           Janus - International Growth Portfolio
   Fidelity - VIP Fund - Equity-Income Portfolio          Janus - Balanced Portfolio
   Fidelity - VIP Fund - Growth Portfolio                 Janus - Short-term Bond Portfolio
   Fidelity - VIP Fund - Contrafund Portfolio             INVESCO - Industrial Income Portfolio
   Fidelity - VIP Fund - Overseas Portfolio               INVESCO - Utilities Portfolio
   Fidelity - VIP Fund - Investment Grade Bond Portfolio

* Interest is credited on amounts allocated to the Guaranteed Interest Account at a minimum guaranteed rate of [3%]. See "The Guaranteed Interest Account" and "Your Right to Transfer" for rules and limits on Guaranteed Interest Account allocations.
--------------------------------------------------------------------------------

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                          DEDUCTIONS FROM ASSETS

* Monthly deduction for cost of insurance, $20 initial monthly charge during the first Policy Year, and $6 monthly charge for administrative expenses, and supplemental benefit charges. See "Policy Charges and Fees."

* Daily charge at an annual rate of 0.90% from assets in the Subaccounts for mortality and expense risks. See "Charges Deducted From the Subaccounts." This charge is not deducted from Guaranteed Interest Account Accumulative Value.

* Investment advisory fees and fund expenses are deducted from the assets of each Fund. See "Portfolio Expenses."
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                              ACCUMULATION VALUE
* Is the amount in the Subaccounts and in the Guaranteed Interest Account credited to your Policy plus the values held in the General Account to secure Policy Debt. It is equal to Net Premiums, as adjusted each Valuation Day to reflect Subaccount investment experience, interest credited on any Guaranteed Interest Account allocations, charges deducted and other Policy transactions (such as transfers and withdrawals). See "Your Accumulation Value," "Guaranteed Interest Account Accumulation Value," and "Subaccount Accumulation Value."

* Varies from day to day. There is no minimum guaranteed Accumulation Value. The Policy may lapse if the Cash Surrender Value is insufficient to cover the monthly deduction then due.

* Accumulation Value can be transferred among the Subaccounts and the Guaranteed Interest Account. See "Your Right to Transfer" for rules and limits. Policy loans reduce the amount available for allocations and transfers.

* Dollar cost averaging and automatic rebalancing programs are available. See "Dollar Cost Averaging Facility" and "Automatic Rebalancing."

* Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value, Net Accumulation Value, and the Death Benefit used to determine Death Proceeds.

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                                       8

-------------------------------------------------        -----------------------------------------------
                CASH BENEFITS                                          DEATH BENEFITS
 *  Loans may be taken for amounts up to 90%               *  Death benefits should be excludable from
 of Cash Surrender Value, at a net interest rate           the gross income of the Beneficiary.  See "Tax
 of 0%.  See "Policy Loans."                               Treatment of Policy Benefits."

 *  Withdrawals generally can be made up to 12             *  Available as lump sum or under a variety
 times a Policy Year provided there is sufficient          of payment options.  See "Payment Options."
 remaining Cash Surrender Value.  A withdrawal
 transaction charge of $25 will apply to each              *  Minimum Death Benefit available is
 withdrawal after the first in a Policy Year.  See         $100,000.
 "Withdrawals" and "Withdrawal Transaction
 Charge" for rules and limits.  If a withdrawal            *   Death Benefit is equal to Base Death
 results in a decrease in Stated Death Benefit             Benefit plus any additional insurance provided
 during the first 14 Policy Years or first 14 years        by rider.  See "Additional Benefits."
 following an increase in Stated Death Benefit, a
 pro rata portion of the Surrender Charge will be          *  Base Death Benefit available in two death
 deducted from Accumulation Value.  See                    benefit types: type A (larger of Stated Death
 "Surrender Charge."                                       Benefit or a multiple of Accumulation Value);
                                                           or type B (larger of Stated Death Benefit plus
 *  Payment options are available.  See                     Accumulation Value or a multiple of
 "Payment Options."                                        Accumulation Value).  See "Death Benefit
                                                           and Changes in Death Benefit Type."
 *   The Policy can be surrendered at any time
 for its Cash Surrender Value (Accumulation                *  Flexibility to change Stated Death Benefit
 Value minus policy debt, any applicable                   and to change Death Benefit option.  See
 Surrender Charge and the next monthly                     "Death Benefit and Changes in Death Benefit
 deduction.)                                               Type" for rules and limits.

 *   The surrender charge consists of an                    *   A surrender charge will apply if Stated
 administrative charge and a sales surrender               Death Benefit is decreased upon a requested
 charge.  The administrative charge is $4.00 per           decrease or withdrawal or on surrender of the
 $1,000 of Stated Death Benefit (or increase in            Policy, if, in any case, it occurs within 14 Policy
 Stated Death Benefit) for the first nine Policy           Years after the Policy was issued or 14 years
 Years (or first nine years following an increase          after an increase in Stated Death Benefit.  See
 in Stated Death Benefit), and decreases annually          "Surrender Charge."
 during the following five years to 0%.  Until the
 end of the ninth Policy Year (or nine years after
 an increase), the sales surrender charge is 50%
 of premiums paid in an amount up to one
 Target Premium, and 40% of additional
 premiums paid up to a second Target Premium.
 Thereafter, until the end of the 14th Policy
 Year (or 14th year after the increase), the sales
 surrender charge percentage grades down to
 0%.  During the first two Policy Years (or two
 years following an increase), the sales surrender
 charge is limited to 26% of premiums paid in an
 amount up to one Target Premium, 6% of
 additional premiums paid up to a second Target
 Premium, and 5% of any further premiums
 paid.   The surrender charge deducted on a
 Surrender of a Policy takes into account any
 partial surrender charge deducted on a prior
 decrease in Stated Death Benefit.
 --------------------------------------------------        -----------------------------------------------

                      HISTORICAL PERFORMANCE INFORMATION

The following information demonstrates how the historical investment experience of the Portfolios underlying each Subaccount of the Variable Account would have affected the Cash Surrender Value, Accumulation Value and Death Benefit of a hypothetical Policy if issued on the date the Portfolio commenced operations. The historical illustrations should be distinguished from the hypothetical illustrations, which follow, which are based on assumed rates of return for the 30 years illustrated, rather than historical returns of the Portfolios. The "average annual total return" of a Portfolio shown below refers to the income generated by the Portfolio, net of Portfolio operating expenses, plus capital gains or losses, realized or unrealized, expressed on an annual basis, and has been calculated in accordance with SEC standardized rules. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return as the Portfolio achieved if the Portfolio's performance had been constant over the entire period. The calculation assumes the investment of all dividends and other distributions in additional shares of the Portfolio. Because average annual total returns tend to smooth out variations in the return of a Portfolio, they are not the same as actual year-by-year results. Average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The following illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $250,000 Stated Death Benefit, death benefit type A, issued to a standard, non-smoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Subaccount illustrated for the periods shown and that no Policy Loans or Withdrawals are made during the periods shown. The amounts shown for the Cash Surrender Value, Accumulation Value and Death Benefit take into account the charges against premiums and monthly deductions (based on current cost of insurance charges) for the hypothetical Policy, the daily charge against the Variable Account for mortality and expense risks, and the Portfolio's charges and expenses during the years shown. See "POLICY CHARGES AND FEES," page __. They are calculated as of the end of each yearly period shown.

-----------------------------------------------
 Alger American Small Capitalization Portfolio
-----------------------------------------------

Portfolio Average Annual Total Return for:
       1 year ended 12/31/94:             (4.38)%
       5 years ended 12/31/94:             13.95%
       Since inception (date): 9/21/88     19.46%


                              Cash
                            Surrender    Accumulation   Death
Year Ended:                   Value          Value     Benefit
-----------               ------------   ------------  --------
 12/31/89                   $ 3,315         $ 5,285    $250,000
 12/31/90                     7,042           9,262     250,000
 12/31/91                    15,702          19,852     250,000
 12/31/92                    19,650          23,800     250,000
 12/31/93                    26,373          30,523     250,000
 12/31/94                    27,942          32,022     250,000

----------------------------------------
 Alger American MidCap Growth Portfolio
----------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:           (1.54)%
        5 years ended __________ :        _____%
        Since inception (date): 5/3/93    20.55%

                              Cash
                            Surrender    Accumulation   Death
Year Ended:                   Value          Value     Benefit
-----------               ------------   ------------  --------
 12/31/93                     $2,391        $4,361     $250,000
 12/31/94                      5,771         7,991      250,000


---------------------------------
 Alger American Growth Portfolio
---------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:             1.45%
        5 years ended ____________:       _____%
        Since inception (date): 9/21/88   16.82%

                              Cash
                            Surrender    Accumulation   Death
Year Ended:                   Value          Value     Benefit
-----------               ------------   ------------  --------
 12/31/89                    $ 1,068       $ 3,038     $250,000
 12/31/90                      4,146         6,366      250,000
 12/31/91                      5,463         9,613      250,000
 12/31/92                      8,684        12,834      250,000
 12/31/93                     15,530        19,680      250,000
 12/31/94                     18,986        23,136      250,000


----------------------------------------------
 Fidelity - VIP Fund - Money Market Portfolio
----------------------------------------------

 Portfolio Average Annual Total Return for:
         1 year ended 12/31/94:            4.25%
         5 years ended 12/31/94:           5.09%
         10 years ended 12/31/94:          6.13%

                                Cash
                              Surrender    Accumulation    Death
Year Ended:                     Value          Value      Benefit
-----------                   ---------    ------------  --------
 12/31/85                      $ 1,308        $ 3,278    $250,000
 12/31/86                        4,734          6,954     250,000
 12/31/87                        6,676         10,826     250,000
 12/31/88                       10,910         15,060     250,000
 12/31/89                       15,754         19,904     250,000
 12/31/90                       20,756         24,906     250,000
 12/31/91                       25,576         29,726     250,000
 12/31/92                       29,974         34,124     250,000
 12/31/93                       34,409         38,559     250,000
 12/31/94                       40,083         43,541     250,000

---------------------------------------------
 Fidelity - VIP Fund - High Income Portfolio
---------------------------------------------
Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:            (1.64)%
        5 years ended 12/31/94:            14.01%
        Since inception (date): 9/19/85    10.88%

                                Cash
                              Surrender    Accumulation    Death
Year Ended:                     Value          Value      Benefit
-----------                   ---------    ------------  --------
 12/31/86                      $ 1,646        $ 3,616    $250,000
 12/31/87                        4,695          6,915     250,000
 12/31/88                        7,183         11,333     250,000
 12/31/89                        9,728         13,878     250,000
 12/31/90                       12,492         16,642     250,000
 12/31/91                       22,718         26,868     250,000
 12/31/92                       32,832         36,982     250,000
 12/31/93                       44,146         48,296     250,000
 12/31/95                       46,431         50,581     250,000


-----------------------------------------------
 Fidelity - VIP Fund - Equity-Income Portfolio
-----------------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:             7.07%
        5 years ended 12/31/94:           10.51%
        Since inception (date): 10/9/86   10.94%

                                   Cash
                                 Surrender    Accumulation   Death
Year Ended:                        Value          Value      Benefit
------------                     ---------    ------------   -------
 12/31/87                         $   983        $ 2,953    $250,000
 12/31/88                           5,445          7,665     250,000
 12/31/89                           8,657         12,807     250,000
 12/31/90                           9,314         13,464     250,000
 12/31/91                          17,829         21,979     250,000
 12/31/92                          25,242         29,392     250,000
 12/31/93                          34,319         38,469     250,000
 12/31/94                          40,335         44,485     250,000


----------------------------------------
 Fidelity - VIP Fund - Growth Portfolio
----------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:            (0.02)%
        5 years ended 12/31/94:            10.88%
        Since inception (date): 10/9/86    12.55%

                                   Cash
                                 Surrender    Accumulation   Death
Year Ended:                        Value          Value      Benefit
------------                     ---------    ------------   -------
 12/31/87                         $ 1,151        $ 3,121     $250,000
 12/31/88                           5,167          7,387      250,000
 12/31/89                           9,894         14,044      250,000
 12/31/90                          10,982         15,132      250,000
 12/31/91                          22,643         26,793      250,000
 12/31/92                          28,545         32,695      250,000
 12/31/93                          38,593         42,743      250,000
 12/31/94                          41,611         45,761      250,000

------------------------------------------
 Fidelity - VIP Fund - Overseas Portfolio
------------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:             1.72%
        5 years ended 12/31/94:            5.79%
        Since inception (date): 1/28/87    7.01%


                           Cash
                         Surrender   Accumulation  Death
Year Ended:                Value         Value     Benefit
-----------              ---------   ------------  -------
 12/31/88                 $ 1,309      $ 3,279     $250,000
 12/31/89                   6,089        8,329      250,000
 12/31/90                   7,145       11,295      250,000
 12/31/91                  11,502       15,652      250,000
 12/31/92                  12,587       16,737      250,000
 12/31/93                  23,306       27,456      250,000
 12/31/94                  26,913       31,063      250,000


-------------------------------------------------------
 Fidelity - VIP Fund - Investment Grade Bond Portfolio
-------------------------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:            (3.76)%
        5 years ended 12/31/94:             7.08%
        Since inception (date): 12/5/88     7.60%

                           Cash
                         Surrender   Accumulation  Death
Year Ended:                Value         Value     Benefit
-----------              ---------   ------------  -------
 12/31/89                 $ 1,384       $ 3,354    $250,000
 12/31/90                   4,780         7,000     250,000
 12/31/91                   7,779        11,929     250,000
 12/31/92                  11,974        16,124     250,000
 12/31/93                  17,271        21,421     250,000
 12/31/94                  19,443        23,593     250,000


--------------------------------------------------
 Fidelity - VIP Fund II - Asset Manager Portfolio
--------------------------------------------------
Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:            (6.09)%
        5 years ended 12/31/94:            10.71%
        Since inception (date): 9/6/89     10.20%

                             Cash
                           Surrender   Accumulation   Death
Year Ended:                  Value         Value     Benefit
-----------                ---------   ------------  -------
 12/31/90                   $ 1,259      $ 3,229     $250,000
 12/31/91                     5,771        7,991      250,000
 12/31/92                     8,385       12,535      250,000
 12/31/93                    14,966       19,116      250,000
 12/31/94                    16,710       20,860      250,000

----------------------------------------------
 Fidelity - VIP Fund II - Index 500 Portfolio
----------------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:            1.04%
        5 years ended __________:        _____%
        Since inception (date): 8/27/92   7.26%


                             Cash
                           Surrender   Accumulation   Death
Year Ended:                  Value         Value     Benefit
-----------                ---------   ------------  -------
 12/31/93                   $ 1,365       $ 3,335    $250,000
 12/31/94                     4,256         6,476     250,000



-------------------------------------
 INVESCO Industrial Income Portfolio
-------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended _______:             _____%
        5 years ended ______:             _____%
        Since inception (date): 8/10/94    1.23%

                          Cash
                        Surrender   Accumulation    Death
Year Ended:               Value         Value       Benefit
-----------             ---------   ------------    -------

------------------------
 Janus Growth Portfolio
------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:               0.84%
        5 years ended __________:           _____%
        Since inception (date): 9/14/93      4.89%

                           Cash
                        Surrender   Accumulation    Death
Year Ended:               Value         Value       Benefit
-----------             ---------   ------------    -------
 12/31/94                 $1,120       $3,090       $250,000

-----------------------------------
 Janus Aggressive Growth Portfolio
-----------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:               16.33%
        5 years ended _____:                 _____%
        Since inception (date): 9/14/93      27.84%

                          Cash
                        Surrender   Accumulation    Death
Year Ended:               Value         Value       Benefit
-----------             ---------   ------------    -------
 12/31/94                 $1,598       $3,568       $250,000



----------------------------------
 Janus Worldwide Growth Portfolio
----------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:            1.53%
        5 years ended ______:            _____%
        Since inception (date): 9/14/93  15.85%

                                     Cash
                                   Surrender   Accumulation   Death
Year Ended:                          Value         Value     Benefit
-----------                        ---------   ------------  -------
 12/31/94                            $1,076       $3,046     $250,000


--------------------------------------
 Janus International Growth Portfolio
--------------------------------------

Portfolio Average Annual Total Return for:
        1 year ended _____:               _____%
        5 years ended ____:               _____%
        Since inception (date): 5/2/94   (2.80)%

                                     Cash
                                   Surrender   Accumulation  Death
Year Ended:                          Value         Value    Benefit
-----------                        ---------   ------------  -------

--------------------------
 Janus Balanced Portfolio
--------------------------
Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:               0.84%
        5 years ended ____:                 _____%
        Since inception (date): 9/14/93      6.22%

                                     Cash
                                   Surrender   Accumulation   Death
Year Ended:                          Value        Value      Benefit
-----------                        ---------   ------------  -------
 12/31/94                            $1,052       $3,022     $250,000

                                       17


---------------------------------
 Janus Short-Term Bond Portfolio
---------------------------------

Portfolio Average Annual Total Return for:
        1 year ended 12/31/94:             0.92%
        5 years ended ______:             _____%
        Since inception (date): 9/14/93    0.95%

                        Cash
                       Surrender    Accumulation   Death
Year Ended:             Value           Value      Benefit
-----------            ---------    ------------  --------
 12/31/94               $1,055         $3,025     $250,000

                                 HYPOTHETICAL ILLUSTRATIONS

The following tables have been prepared to show how certain values under a Policy change with varying levels of investment performance over an extended period of time. The tables illustrate how Policy Values, Cash Surrender Values and Death Benefits under a Policy covering an Insured of the male sex of Age 45 on the Policy Date, would vary over time if planned premiums were paid annually and the return on the assets in the selected Funds were a uniform gross annual rate of 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned premiums accumulated at 5% interest. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner, prevailing rates and rates of inflation.

The tables reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.9533% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

In addition, the tables reflect the daily charge to the Separate Account for Southland's assumption of mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. After deduction of Fund expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.84%, 4.11% and 10.05%, respectively for years one through 10, and -1.50%, 4.47%, and 10.44%, respectively for years 11 thorough 30.

The tables also reflect the deduction of sales load, premium tax and DAC tax charges from premiums and the monthly administrative and cost of insurance charges from Accumulation Value for the hypothetical insured. Our current cost of insurance charges and the higher guaranteed maximum cost of insurance charges we have the contractual right to charge are reflected in separate tables on each of the following pages. All the tables reflect the fact that no other charges for federal or state income taxes are currently made against the Separate Account and assume no Indebtedness or charges for supplemental benefits.

The illustrations are based on our sex distinct rates for nonsmokers. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

PRODUCT:                     FUTURE DIMENSIONS VUL
SEX:                         M
STATUS:                      N
ISSUE AGE:                   45
RISK CLASS:                  PREFERRED - BAND 2

GROSS INVESTMENT RATE:                         12%
AVERAGE FUND LEVEL EXPENSE:                0.9533%
NET RATE OF RETURN (1 - 10):                10.05%
NET RATE OF RETURN (11 +):                  10.44%

                                                                         END OF YEAR
                                 ATTAINED  PREMIUM  ACCOUNT   SURRENDER      DEATH
DURATION                            AGE      PAID    VALUE      VALUE       BENEFIT
--------                         --------  -------  -------   ---------  -----------

1                                     45    4,500     3,381      1,411      250,000
2                                     46    4,500     7,368      5,148      250,000
3                                     47    4,500    11,770      7,620      250,000
4                                     48    4,500    16,630     12,480      250,000
5                                     49    4,500    21,996     17,846      250,000
6                                     50    4,500    27,921     23,771      250,000
7                                     51    4,500    34,463     30,313      250,000
8                                     52    4,500    41,730     37,580      250,000
9                                     53    4,500    49,908     45,748      250,000
10                                    54    4,500    58,938     55,480      250,000
11                                    55    4,500    69,231     66,463      250,000
12                                    56    4,500    80,553     78,478      250,000
13                                    57    4,500    93,010     91,627      250,000
14                                    58    4,500   106,734    106,041      250,000
15                                    59    4,500   121,875    121,875      250,000
16                                    60    4,500   138,597    138,597      250,000
17                                    61    4,500   157,086    157,086      250,000
18                                    62    4,500   177,563    177,563      250,000
19                                    63    4,500   200,277    200,277      250,000
20                                    64    4,500   225,418    225,418      275,010
21                                    65    4,500   253,112    253,112      303,734
22                                    66    4,500   283,601    283,601      337,486
23                                    67    4,500   317,164    317,164      374,254
24                                    68    4,500   354,107    354,107      414,305
25                                    69    4,500   394,766    394,766      457,929
26                                    70    4,500   439,514    439,514      505,441
27                                    71    4,500   488,859    488,859      552,411
28                                    72    4,500   543,309    543,309      603,072
29                                    73    4,500   603,441    603,441      657,750
30                                    74    4,500   669,912    669,912      716,805

AGE 65                                      4,500   225,418    225,418      275,010

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The death benefit, investment value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the funds that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

PRODUCT:                        FUTURE DIMENSIONS VUL
SEX:                            M
STATUS:                         N
ISSUE AGE:                      45
RISK CLASS:                     PREFERRED - BAND 2

GROSS INVESTMENT RATE:                          6%
AVERAGE FUND LEVEL EXPENSE:                0.9533%
NET RATE OF RETURN (1 - 10):                 4.11%
NET RATE OF RETURN (11 +):                   4.47%

                                                                         END OF YEAR
                                 ATTAINED  PREMIUM   ACCOUNT  SURRENDER     DEATH
DURATION                            AGE     PAID      VALUE     VALUE      BENEFIT
--------                         --------  -------   -------  ---------  -----------

1                                     45    4,500     3,170      1,200      250,000
2                                     46    4,500     6,727      4,507      250,000
3                                     47    4,500    10,442      6,292      250,000
4                                     48    4,500    14,322     10,172      250,000
5                                     49    4,500    18,374     14,224      250,000
6                                     50    4,500    22,607     18,457      250,000
7                                     51    4,500    27,028     22,878      250,000
8                                     52    4,500    31,687     27,537      250,000
9                                     53    4,500    36,699     32,549      250,000
10                                    54    4,500    41,934     38,477      250,000
11                                    55    4,500    47,656     44,888      250,000
12                                    56    4,500    53,565     51,490      250,000
13                                    57    4,500    59,657     58,274      250,000
14                                    58    4,500    65,942     65,250      250,000
15                                    59    4,500    72,432     72,432      250,000
16                                    60    4,500    79,130     79,130      250,000
17                                    61    4,500    86,038     86,038      250,000
18                                    62    4,500    93,164     93,164      250,000
19                                    63    4,500   100,512    100,512      250,000
20                                    64    4,500   108,089    108,089      250,000
21                                    65    4,500   115,905    115,905      250,000
22                                    66    4,500   124,007    124,007      250,000
23                                    67    4,500   132,416    132,416      250,000
24                                    68    4,500   141,155    141,155      250,000
25                                    69    4,500   150,254    150,254      250,000
26                                    70    4,500   159,747    159,747      250,000
27                                    71    4,500   169,683    169,683      250,000
28                                    72    4,500   180,115    180,115      250,000
29                                    73    4,500   191,108    191,108      250,000
30                                    74    4,500   202,738    202,738      250,000

AGE 65                                      4,500   108,089    108,089      250,010

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The death benefit, investment value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the funds that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

PRODUCT:                       FUTURE DIMENSIONS VUL
SEX:                           M
STATUS:                        N
ISSUE AGE:                     45
RISK CLASS:                    PREFERRED - BAND 2

GROSS INVESTMENT RATE:                          0%
AVERAGE FUND LEVEL EXPENSE:                0.9533%
NET RATE OF RETURN (1 - 10):                -1.84%
NET RATE OF RETURN (11 +):                  -1.50%

                                                                         END OF YEAR
                                  ATTAINED  PREMIUM  ACCOUNT   SURRENDER    DEATH
DURATION                            AGE       PAID    VALUE     VALUE       BENEFIT
--------                          --------  -------  -------   ---------   ----------

1                                     45    4,500     2,959        989      250,000
2                                     46    4,500     6,112      3,892      250,000
3                                     47    4,500     9,216      5,066      250,000
4                                     48    4,500    12,273      8,123      250,000
5                                     49    4,500    15,284     11,134      250,000
6                                     50    4,500    18,249     14,099      250,000
7                                     51    4,500    21,169     17,019      250,000
8                                     52    4,500    24,084     19,934      250,000
9                                     53    4,500    27,093     22,943      250,000
10                                    54    4,500    30,055     26,598      250,000
11                                    55    4,500    33,178     30,411      250,000
12                                    56    4,500    36,175     34,100      250,000
13                                    57    4,500    39,027     37,644      250,000
14                                    58    4,500    41,736     41,044      250,000
15                                    59    4,500    44,300     44,300      250,000
16                                    60    4,500    46,706     46,706      250,000
17                                    61    4,500    48,939     48,939      250,000
18                                    62    4,500    50,988     50,988      250,000
19                                    63    4,500    52,832     52,832      250,000
20                                    64    4,500    54,452     54,452      250,000
21                                    65    4,500    55,824     55,824      250,000
22                                    66    4,500    56,975     56,975      250,000
23                                    67    4,500    57,885     57,885      250,000
24                                    68    4,500    58,530     58,530      250,000
25                                    69    4,500    58,886     58,886      250,000
26                                    70    4,500    58,923     58,923      250,000
27                                    71    4,500    58,617     58,617      250,000
28                                    72    4,500    57,934     57,934      250,000
29                                    73    4,500    56,838     56,838      250,000
30                                    74    4,500    55,275     55,275      250,000

AGE 65                                      4,500    54,452     54,452      250,000

The hypothetical investment rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner and the investment experience of the Portfolios. The death benefit, investment value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years. They would also be different if any policy loans or withdrawals were made. No representations can be made by Southland Life Insurance Company or the Variable Account or the funds that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT

Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at
5780 Powers Ferry Road, N. W., Atlanta, Georgia  30327-4390.   We are admitted
to do business in the District of Columbia and all states except New York and Vermont. Southland intends to sell the Policy in all states except Alabama, New York and Vermont. Our total assets exceeded $1.4 billion, and our shareholder's equity exceeded $423 million on a generally accepted accounting principles basis as of December 31, 1994. (See Financial Statements.) We offer a complete line of life insurance and retirement products, including annuities, individual and group life, and pension products. Southland's ratings by the independent ratings services are as follows:

       A.M. Best               A+
                               (Superior)

       Duff & Phelp's          AAA

       Standard & Poors        AAA

The above ratings refer to the claims-paying ability of Southland's General Account and do not relate to an investment in the Variable Account or the underlying Portfolios.

Southland is a wholly-owned indirect subsidiary of Internationale Nederlanden Group, N.V. ("ING"), one of the world's five largest diversified financial services organizations. ING is headquartered in The Hague, Netherlands and has consolidated assets exceeding $206.7 billion as of December 31, 1994.

THE VARIABLE ACCOUNT

All obligations under the Policy are general obligations of Southland. The Variable Account is a separate investment account used to support our variable life policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property, but are kept separate from our General Account and our other variable accounts. We may offer other variable life policies supported by the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other portfolios which are not available to the Policy described in this Prospectus.

Income, gains and losses, realized or unrealized, from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. That portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business Southland may conduct. It may, however, be subject to liabilities arising from Subaccounts whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other policy liabilities, we may transfer the excess to our General Account. The assets in the Variable Account will at all times, equal or exceed the sum of the Accumulation Values of all Policies supported by the Variable Account.

The Variable Account was established on February 25, 1994, and may invest in mutual funds or other investment portfolios which we determine to be suitable for the Policy's purposes. The Variable Account meets the definition of a separate account under federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Southland. It is governed by the laws of Texas, our state of domicile, and may also be governed by laws of other states in which we do business. We have established other separate accounts, of which Separate Account A1 is registered with the SEC.

The Variable Account has twenty-one (21) Subaccounts, each of which invests in shares of a corresponding Portfolio. Therefore, the investment experience of your Policy depends on the experience of the Subaccounts you select. These Portfolios are available only to serve as the underlying investment for variable life insurance policies and variable annuity contracts issued through separate accounts of Southland as well as other life insurance companies. They are not available directly to investors.

THE PORTFOLIOS

Each Subaccount invests in a corresponding Portfolio. See the Prospectus for each of the Portfolios being considered for details.

Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Southland or each other to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. This practice is known as "mixed funding". Shares also may be sold directly to qualified pension and retirement plans. There is a possibility that a material conflict may arise between the interests of Owners of our Policies, whose Accumulation Values are allocated to a Subaccount investing in a Portfolio, and of owners of other policies whose accumulation values are also allocated to a separate account investing in that Portfolio, between the interests of policyowners generally, or between certain classes of policyowners, and retirement plans or participants in such retirement plans. In the event of any such material conflict, Southland will consider what action may be appropriate, including removing the Portfolio from the Variable Account or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in the prospectuses for those Portfolios who sell to such plans.

Each of the Portfolios is a separate series of an open-end diversified management investment company which receives investment advice from a registered investment adviser. The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio manager anticipates changing economic and market conditions.

Please refer to the prospectus for each of the Portfolios you are considering for more information. A description of the objectives and investments of each Portfolio follows:

THE ALGER AMERICAN FUND

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO--seeks long-term capital
---------------------------------------------
appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO--seeks long-term capital appreciation by
--------------------------------------
investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

ALGER AMERICAN GROWTH PORTFOLIO--seeks long-term capital appreciation by
-------------------------------
investing in a diversified, actively managed portfolio of equity securities, primarily of companies with a total market capitalization of $1 billion or greater. Income is a consideration in the selection of investments but is not an investment objective of the Portfolio.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO--seeks long-term capital appreciation
-----------------------------------------
by investing in a diversified, actively managed portfolio of equity securities. Income is a consideration in the selection of investments but is not an objective of the portfolio. The Portfolio may engage in leveraging (up to 33-1/3% of its assets) and options and futures transactions, which are deemed to be speculative and which may cause the Portfolio's net asset value to fluctuate.

VARIABLE INSURANCE PRODUCTS FUND & VARIABLE INSURANCE PRODUCTS FUND II

MONEY MARKET PORTFOLIO--seeks as high a level of current income as is consistent
----------------------
with preserving capital and providing liquidity. The Portfolio will invest only in high-quality U.S. dollar denominated money-market securities of domestic and foreign issuers.

HIGH INCOME PORTFOLIO--seeks to obtain a high level of current income by
---------------------
investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.

EQUITY-INCOME PORTFOLIO--seeks reasonable income by investing primarily in
-----------------------
income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

GROWTH PORTFOLIO--seeks capital appreciation. The Portfolio normally purchases
----------------
common stocks, although its investments are not restricted to any one type of security.

CONTRAFUND PORTFOLIO--seeks capital appreciation. The Portfolio invests mainly
--------------------
in equity securities of companies that are undervalued or out-of-favor.

OVERSEAS PORTFOLIO--seeks long-term growth of capital primarily through
------------------
investments in foreign securities. It provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

ASSET MANAGER PORTFOLIO--seeks high total return with reduced risk over the long
-----------------------
term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

INVESTMENT GRADE BOND PORTFOLIO--seeks as high a level of current income as is
-------------------------------
consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.

INDEX 500 PORTFOLIO--seeks to provide investment results that correspond to the
-------------------
total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INDUSTRIAL INCOME PORTFOLIO--seeks the best possible current income while
---------------------------
following sound investment practices. Capital growth potential is an additional, but secondary, consideration in the selection of portfolio securities. The Portfolio seeks to achieve its investment objective by investing in securities that will provide a relatively high yield and stable return and that, over a period of years, also may provide capital appreciation.

UTILITIES PORTFOLIO--seeks capital appreciation and income through investments
-------------------
primarily in equity securities of companies principally engaged in the public utilities business.

JANUS ASPEN SERIES

GROWTH PORTFOLIO--is a diversified fund that seeks long-term growth of capital
----------------
by investing primarily in common stocks of a large number of issuers of any size. Generally, the Portfolio emphasizes issuers with larger market capitalizations.

AGGRESSIVE GROWTH PORTFOLIO--is a non-diversified fund that seeks long-term
---------------------------
growth of capital by emphasizing investments in common stocks of companies with market capitalizations between $1 billion and $5 billion. Although the Portfolio intends to emphasize such securities, it may also invest in smaller or larger companies.

WORLDWIDE GROWTH PORTFOLIO--is a diversified fund that seeks long term growth of
--------------------------
capital by investing primarily in common stocks of foreign and domestic issuers of any size. The Portfolio normally invests in issuers from at least five different countries, including the United States.

INTERNATIONAL GROWTH PORTFOLIO--is a diversified fund that seeks long-term
------------------------------
growth of capital by investing primarily in common stocks of foreign issuers of any size. The Portfolio normally invests at least 65% of its total assets in issuers in at least five different countries, excluding the United States.

BALANCED PORTFOLIO--is a diversified fund that seeks both long-term growth of
------------------
capital and current income. The Portfolio normally invests 40-60% of its total assets in equity securities and 40-60% of its assets in fixed income securities.

SHORT-TERM BOND PORTFOLIO--is a diversified fund that seeks a high level of
-------------------------
current income by investing primarily in short-and intermediate-term fixed income securities. The Portfolio will normally maintain a dollar-weighted average portfolio maturity of less than three years, not to exceed five years.

CHANGES RELATING TO THE VARIABLE ACCOUNT

We may, from time to time, make the following changes, subject to obtaining any required approvals from the SEC and any insurance regulatory authorities:

(1)  create new separate accounts for the Policy;

(2)  combine separate accounts, including the Variable Account;

(3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts;

(4) make new Subaccounts or other Subaccounts available to such classes of Policies or contracts as we may determine;

(5)  add new Portfolios or remove existing Portfolios;

(6) if shares of a Portfolio are no longer available for investment or if we determine that investment in a Portfolio is no longer appropriate in light of the purposes of the Variable Account, substitute a different Portfolio for any existing Portfolio;

(7) deregister the Variable Account under the 1940 Act if such registration is no longer required;

(8) operate the Variable Account as a management investment company under the 1940 Act or as any other form permitted by law; and

(9) make any changes to the Variable Account or its operations as may be required by the 1940 Act or other applicable law or regulations.

Owners will be notified of any changes.

                            FACTS ABOUT THE POLICY

PREMIUMS AND ALLOCATIONS

APPLYING FOR A POLICY

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized agents. You also must pay an initial premium at least equal to the minimum required. See "Premiums," below. Your initial premium can be submitted with the application or at a later date, but Policy coverage will not become effective until the Policy is delivered to you and the initial premium in good order is received at our Customer Service Center while the Insured is alive and prior to any change in health as shown in the application.

We require satisfactory evidence of the Insured's insurability, which may include a medical examination of the Insured. Generally, we will issue a Policy covering an Insured up to age 70 if evidence of insurability satisfies our underwriting rules. We may, in our sole discretion, issue a Policy covering an Insured over age 70. Acceptance of an application depends on our underwriting rules, and we reserve the right to reject an application for any reason.

When you complete an application, you select a premium payment plan (see "Planned Premiums," below), designate net premium allocations percentages (see "Net Premium Allocations," below), and select the Initial Stated Death Benefit (subject to a minimum of $100,000) and Death Benefit Type (see "DEATH BENEFIT," page __). You also may apply for supplemental benefits (see "ADDITIONAL BENEFITS," page __) and telephone transfer privileges (see "TELEPHONE PRIVILEGES," page __).

FREE LOOK PERIOD

You may cancel your Policy during your "free-look" period. This period expires 20 days after you receive your Policy, 45 days after your application is signed, or 10 days after we mail or deliver a notice of withdrawal right, whichever is latest. If you decide to cancel the Policy, you must return it by mail or other delivery to our Customer Service Center or to our authorized agent who sold it. Immediately after mailing or delivering it to our Customer Service Center or authorized agent, the Policy will be deemed void from the beginning. The amount of the refund will equal the premiums paid. This refund will be paid within seven days after our Customer Service Center receives your cancellation request and Policy.

You also may cancel an increase in Stated Death Benefit during your "free-look" period for the increase. The period will expire 20 days after you receive a new schedule for your Policy reflecting the increase, 45 days after your application for the increase is signed, or 10 days after we mail or deliver a notice of withdrawal right, whichever is latest. If you cancel an increase, we will refund to your Accumulation Value any charges deducted that are attributable to the increase (e.g., sales load and cost of insurance charges).
              ----

PREMIUMS

The minimum initial premium required depends on a number of factors, such as the Age, sex and risk class of the proposed Insured, the desired Stated Death Benefit, any supplemental benefits and the planned premiums you propose to make. In any event, the initial premium must be at least equal to two No-Lapse Premiums. See "Planned Premiums" and "No-Lapse Premiums," below. Sample minimum initial premiums are shown in Appendix A.

Additional premiums may be paid in any amount and at any time, subject to the following limits. First, a premium must be at least $25 and must be sent to our Customer Service Center. We may require satisfactory evidence of insurability before accepting any premium which would result in an increase in the difference between the Accumulation Value and the Death Benefit.

Second, we reserve the right to limit total premiums paid in a Policy Year to the planned premiums selected (see "Planned Premiums," below). In addition, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in Section 7702 of the Code or any successor provision thereto. We will refund any portion of any premium which is determined to be in excess of the premium limit established by law to qualify a Policy as life insurance. (The amount refunded will be the excess premium plus any gain attributable to the excess premium.) In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. See "FEDERAL TAX CONSIDERATIONS," page _____.

Lastly, no premium will be accepted after the Maturity Date.

If you have a policy loan outstanding, any payment submitted will be treated as a loan repayment unless you indicate otherwise when submitting the payment. (See "POLICY LOANS," page _____). If no policy loan is outstanding, any payment submitted by you is treated as a premium payment.

PLANNED PREMIUMS

When applying for a Policy, you select a plan for paying level premiums at specified intervals, e.g., monthly, quarterly, semi-annually or annually, until the Maturity Date. You are not required to pay premiums in accordance with this plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount and frequency of planned premiums whenever you want by sending Written Request to our Customer Service Center. However, we reserve the right to limit the amount of a premium or the total premiums paid, as discussed above. We will send you reminder notices for planned premiums, unless you have arranged to pay planned premiums by pre-authorized check.

THREE-YEAR GUARANTEE

We guarantee that a Policy will remain in force during the first three Policy Years, regardless of the sufficiency of the Cash Surrender Value, if the total premiums paid less any withdrawals is greater than or equal to the No-Lapse Premium multiplied by the number of months the Policy has been in force. The No-Lapse Premium for your Policy generally will be less than the monthly amount of planned premiums you select to pay. The Three-Year Guarantee will not prevent the termination of the Policy if the Cash Surrender Value becomes insufficient because of excessive Policy Debt. See "POLICY LOANS," page _____.

PREMIUMS UPON INCREASE IN STATED DEATH BENEFIT

Depending on the Accumulation Value at the time of an increase in the Stated Death Benefit and the amount of the increase requested, an additional premium or change in the amount of planned premiums may be advisable. See "CHANGES IN STATED DEATH BENEFIT," page _____. We will notify you if a premium is necessary or change appropriate.

If you increase your Policy's Stated Death Benefit during the first three Policy Years, we will extend the Three-Year Guarantee (see above) to three years after the effective date of the increase.

PREMIUMS TO PREVENT LAPSE

Failure to pay planned premiums will not necessarily cause a Policy to lapse. Conversely, paying all planned premiums will not necessarily guarantee that a Policy will not lapse (except when the Three-Year Guarantee is in effect). Rather, whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the monthly deduction when due.

If the Cash Surrender Value on a Monthly Processing Date is less than the amount of the monthly deduction to be deducted on that date (See "MONTHLY DEDUCTIONS FROM NET ACCUMULATION VALUE") and the Three-Year Guarantee is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in the Cash Surrender Value or the Cash Surrender Value has decreased because insufficient premiums have been paid to offset the monthly deductions.

GRACE PERIOD

If your Policy goes into default, you will be allowed a 61-day grace period to pay a premium sufficient to cover the monthly deduction. We will send notice of the amount required to be paid during the grace period ("grace period premium") to your last known address and to any assignee of record. The grace period will begin when the notice is sent. Your Policy will remain in effect during the grace period. If the Insured should die during the grace period before the grace period premium is paid, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the monthly deductions due on or before the date of the Insured's death. See "Amount of Death Proceeds," page ______. If the grace period premium has not been paid before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable, although for a limited period you have the right to reinstate your Policy. See "REINSTATEMENT," page _____.

A grace period also may begin if Policy Debt becomes excessive. See "POLICY LOANS," page _____.

NET PREMIUM ALLOCATIONS

In the application, you specify the percentage of Net Premium to be allocated to each Subaccount. The sum of your allocations must equal 100%, and each allocation percentage must be a whole number of at least 5%. However, until the Free Look Period expires, all Net Premiums received are invested in the Subaccount investing in the VIP Market Fund (the "Money Market Subaccount"). At the end of this period (which for this purpose is assumed to begin 3 days after we issue your Policy), the Accumulation Value in the Money Market Subaccount is transferred to and allocated to the Subaccounts based on the net premium allocation percentages in the application. See "Free Look Period," page ______.

The net premium allocation percentages specified in the application will apply to subsequent premiums until you change them. You can change the allocation percentages at any time provided they total 100% and each is a whole number, by sending Written Notice to our Customer Service Center. The change will apply to all premiums received with or after our receipt of your Written Notice. If you change your net premium allocation percentages more than five times during a Policy Year, we have the right to deduct a $25 charge from your Net Accumulation Value. See "OTHER ADMINISTRATIVE CHARGES."

CREDITING PREMIUMS

The initial Net Premium will be credited to the Policy as of the Policy Date. Planned premiums and unplanned premiums not requiring additional underwriting will be credited to the Policy and the resulting Net Premiums will be invested as requested on the Valuation Day the premium is received by our Customer Service Center. However, any premium requiring additional underwriting will be allocated to the Money Market Subaccount until underwriting has been completed and the premium has been accepted. When accepted, the Accumulation Value in the Money Market Subaccount attributable to the resulting Net Premium will be credited to the Policy and allocated to the Subaccounts as requested. If an additional premium is rejected, we will return the premium, without any adjustment for investment experience.

YOUR ACCUMULATION VALUE

The Accumulation Value of your Policy is the sum of Variable Accumulation Value and the Guaranteed Interest Accumulation Value and any values held in the General Account to secure policy loans. The Variable Accumulation Value is the sum of all the Subaccount Accumulation Values.

SUBACCOUNT ACCUMULATION VALUE

The Subaccount Accumulation Value for any Subaccount as of the Policy Date is equal to the amount of the initial Net Premium allocated to that Subaccount.

On subsequent Valuation Days, the amount of the Subaccount Accumulation Value is calculated as follows:

1. The number of Accumulation Units in that Subaccount as of the beginning of the current Valuation Period multiplied by that Subaccount's Accumulation Unit value for the current Valuation Period; plus

2. Any additional Net Premiums allocated to that Subaccount during the current Valuation Period; plus

3. Any Accumulation Value transferred to the Subaccount during the current Valuation Period (including any amounts released from the Policy Loan Account and allocated to that Subaccount during the current Valuation Period); minus

4. Any Accumulation Value transferred from the Subaccount during the current Valuation Period (including any amounts transferred to the Policy Loan Account and the portion of any Excess Transfer Charge allocated to the Subaccount during the current Valuation Period during the current Valuation Period); minus

5. The portion of any Gross Withdrawals allocated to that Subaccount during the current Valuation Period (including the portion of the Surrender Charge resulting from a decrease in Stated Death Benefit allocated to the Subaccount during the current Valuation Period); minus

6. The portion of the monthly deduction allocated to such Subaccount, if a Monthly Processing Date occurs during the current Valuation Period.

Accumulation Unit Value.  Net Premiums allocated to a Subaccount or amounts
-----------------------
transferred to a Subaccount are converted into Accumulation Units. For any Subaccount, the number of Accumulation Units credited is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Period on which the Net Premium is received or the transfer is effective. In this manner, an increase in Subaccount Accumulation Value under a Policy occurs by the addition of Accumulation Units of that Subaccount.

The Accumulation Unit Value for each Subaccount was arbitrarily set initially at $10 when the Subaccount was established. Thereafter, for any Subaccount, the Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor (described below) for the Valuation Period.

Decreases in Subaccount Accumulation Value under a Policy are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, Surrenders, Withdrawals, Loans, transfers out of a Subaccount, payment of a Death Benefit, and the deduction of the annual administrative charge all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units are canceled as of the end of the Valuation Period in which the Company received notice of or instructions regarding the event.

The Accumulation Experience Factor.  For each Subaccount, the Accumulation
----------------------------------
Experience Factor reflects the investment experience of the Portfolio in which that Subaccount invests and the charges assessed against that Subaccount for a

Valuation Period.  The Accumulation Experience Factor is calculated by dividing
(1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a. the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

b. the per share amount of any dividend or capital gains distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the operations of the Subaccount.

(2) is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the last prior Valuation Period.

(3) is a daily factor representing the mortality and expense risk charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE

The Guaranteed Interest Account Accumulation Value as of the Policy Date is equal to the amount of the initial Net Premium allocated to the Guaranteed Interest Account. On subsequent Valuation Days, the Guaranteed Interest Account Accumulation Value is calculated as follows:

1. The Guaranteed Interest Account Accumulation Value as of the end of the preceding Valuation Period plus any interest earned during the Valuation Period; plus

2. Any additional Net Premiums allocated to the Guaranteed Interest Account during the current Valuation Period; plus

3. Any Accumulation Value transferred to the Guaranteed Interest Account during the current Valuation Period (including any amounts released from the Policy Loan Account and allocated to the Guaranteed Interest Account during the current Valuation Period); minus

4. Any Accumulation Value transferred from the Guaranteed Interest Account during the current Valuation Period (including any amounts transferred to the Policy Loan Account and the portion of any Excess Transfer Charge allocated to the Guaranteed Interest Account during the current Valuation Period); minus

5. The portion of any Gross Withdrawals allocated to the Guaranteed Interest Account during the current Valuation Period (including the portion of any Surrender Charges resulting from a decrease in Stated Death Benefit allocated to the Guaranteed Interest Account during the current Valuation Period); minus

6. The portion of the monthly deduction allocated to the Guaranteed Interest Account, if a Monthly Processing Date occurs during the current Valuation Period.

YOUR RIGHT TO TRANSFER

After the initial Free Look Period, you may transfer your Net Accumulation Value among the Subaccounts and, subject to the special rules described below, to and from the Guaranteed Interest Account. The minimum amount that may be transferred from each Subaccount or the Guaranteed Interest Account is $250 or the balance in the Subaccount or the Guaranteed Interest Account, if less. The minimum amount that can remain in a Subaccount or the Guaranteed Interest Account following a transfer is $100. Percentages must be in whole numbers. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on the number of transfers allowed without a charge. (See "DOLLAR COST AVERAGING FACILITY," and "AUTOMATIC REBALANCING," page __.) Each request to transfer is considered one transfer regardless of how many Subaccounts are affected by the transfer. We reserve the right to limit the number of transfers per Policy Year to 12. The table below summarizes the number of transfers permitted in any one Policy Year without an excess transfer charge, the total number of transfers permitted in a Policy Year and the excess transfer charge.

-------------------------------------------------------------------------------
Free Transfers                                       12
-------------------------------------------------------------------------------
Total Number of Transfers                         Unlimited
Permitted
-------------------------------------------------------------------------------
Excess Transfer Charge        $25 for each transfer in excess of 12 during any
                                                  Policy Year
-------------------------------------------------------------------------------

Transfers may be made based upon instructions given by Written Notice or by telephone.

Right to Restrict Transfers.  The Company reserves the right to modify,
---------------------------
restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Policies, for any reason. In particular, the Company reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

Special Rules for the Guaranteed Interest Account.  Once during the first 30
-------------------------------------------------
days of each Policy Year, you may transfer amounts to or from the Guaranteed Interest Account. Transfer requests received within 30 days prior to the Policy Anniversary will be considered requests to transfer on the Policy Anniversary.

A request to transfer to or from the Guaranteed Interest Account that is received on the Policy Anniversary or within the following 30 days will be processed if it is the first such transfer request received during the 30 day period. REQUESTS FOR TRANSFERS TO OR FROM THE GUARANTEED INTEREST ACCOUNT
         -----------------------------------------------------------------
RECEIVED AT ANY OTHER TIME WILL NOT BE PROCESSED.
-------------------------------------------------

The maximum transfer amount from the Guaranteed Interest Account to the Subaccounts of the Variable Account in any Policy Year is the greater of:

(a) 25% of the Guaranteed Interest Account Accumulation Value immediately prior to the transfer;

(b)  $100; or

(c) the sum of the amounts that were transferred out of and withdrawn from the Guaranteed Interest Account in the prior Policy Year.

DOLLAR COST AVERAGING FACILITY

If elected at the time of the application or at any time thereafter by Written Notice, an Owner may systematically transfer on a monthly basis, specified dollar amounts from the VIP Money Market Subaccount to other Subaccounts. This is known as the dollar-cost averaging ("Dollar Cost Averaging") method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The Dollar Cost Averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Owners may elect Dollar Cost Averaging only if their Subaccount Accumulation Value in the VIP Money Market Subaccount is at least $10,000 at the time of the election. The minimum transfer amount out of the appropriate Subaccount for Dollar Cost Averaging is $100 per month. The maximum transfer amount out of the appropriate Subaccount for Dollar Cost Averaging is the Subaccount Accumulation Value in that Subaccount, at the time of election, divided by 12. If Dollar Cost Averaging transfers are to be made to more than one Subaccount, percentage allocations of the transfer amount must be designated as whole number percentages. Dollar allocations may not be made. If you elect to transfer to more than one Subaccount, the minimum percentage that may be transferred to any Subaccount is 5% of the total amount transferred under the facility.

Transfers for Dollar Cost Averaging will be effected on the Monthly Processing Dates. Once elected, Dollar Cost Averaging remains in effect for a Policy until the Subaccount Accumulation Value in the Subaccount from which the transfers are made is depleted, the Maturity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. There is no additional charge for using Dollar Cost Averaging. The Company reserves the right to discontinue offering the Dollar Cost Averaging facility at any time and for any reason.

You may change the transfer amount or the Subaccounts to which transfers are to be made once each Policy Year, subject to the above limitations. Any transfer under this facility will not be included for the purposes of computing the excess transfer charge.

AUTOMATIC REBALANCING

You may implement an automatic rebalancing program for your Accumulation Value. Accumulation Value allocated to the Subaccounts can be expected to increase or decrease at different rates. An automatic rebalancing program automatically reallocates your Accumulation Value among the Subaccounts each quarter to return the allocation to the original allocation percentages you specify. Automatic rebalancing is intended to transfer Accumulation Value from those Subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help an Owner "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits, nor does it assure that an Owner will not have losses.

You may select an automatic rebalancing program when you apply for the Policy or at a later date by completing the Automatic Rebalancing form and returning it to our Customer Service Center. We require that you allocate no more than 35% of your Premiums to any one Subaccount and that you must allocate your Premiums to at least five Subaccounts while this feature is in effect. If at any time during the operation of the Automatic Rebalancing feature you request a change in premium allocation which does not meet these requirements, we will notify you that your allocation must be changed. We will not process such a request unless you also request that the Automatic Rebalancing feature be discontinued. When you request a change in premium allocation that meets these requirements, your Net Accumulation Value will be reallocated as of the Valuation Day that we receive your written allocation instructions. Amounts will be transferred among the Subaccounts to match the allocation for new Premiums. During the operation of Automatic Rebalancing, you may not change your allocation percentage to the Guaranteed Interest Account by more than 25% of the percentage previously allocated to the Guaranteed Interest Account. If you change your Premium allocation more than twice per Policy Year, there will be a $25 charge taken from your Accumulation Value which will be deducted proportionately from the Subaccount Accumulation Values and Guaranteed Interest Accumulation Value immediately before the deduction.

As of the first Valuation Day of each calendar quarter, we will transfer Accumulation Value among the Subaccounts to the extent necessary to return the allocation to your specifications. Automatic Rebalancing may not begin until the Monthly Processing Date following the end of the Free Look Period. Automatic Rebalancing will continue until we receive a written or telephone request at our Customer Service Center to terminate.

You may select either Dollar Cost Averaging or Automatic Rebalancing, but not both.

WITHDRAWALS

You may make Withdrawals under your Policy after the first Policy Year under the following rules. You must submit a Written Request for the Withdrawal (unless you have elected telephone privileges). We must receive your request during the Insured's lifetime. The amount withdrawn must be less than the current Cash Surrender Value. It cannot cause the Stated Death Benefit to be reduced below the minimum Stated Death Benefit of $50,000. No more than 12 Withdrawals may be made during a Policy Year, and each Withdrawal must be at least $500. An administrative charge (the withdrawal transaction charge) will be assessed on any Withdrawal made during a Policy Year after the first Withdrawal. See "WITHDRAWAL TRANSACTION CHARGE," page ______. If death benefit type A is in effect and a withdrawal occurs during the first 14 Policy Years or first 14 years following an increase in Stated Death Benefit, a surrender charge will apply. See "SURRENDER CHARGE," page __. Any withdrawal transaction charge and surrender charge will be deducted from your Net Accumulation Value along with the amount requested to be withdrawn and will be considered part of the Gross Withdrawal. The following describes how Policy values will be reduced by the Withdrawal and whether a surrender charge also may apply.

When you request a Withdrawal, you can direct how the Gross Withdrawal will be deducted from your Accumulation Value in the Subaccounts and the Guaranteed Interest Account. If you provide no directions, the Gross Withdrawal will be deducted from your Accumulation Value in the Subaccounts and the Guaranteed Interest Account on a pro rata basis. See "THE GUARANTEED INTEREST ACCOUNT," page ___.

If death benefit type A is in effect, a Withdrawal will reduce the Accumulation Value and the Stated Death Benefit. The Stated Death Benefit will be reduced in proportion to the reduction in Accumulation Value caused by the Withdrawal. The decrease will be effective as of the next Monthly Processing Date. See "Changes in Stated Death Benefit," page __ for a discussion of how a decrease is effected if there were a prior increase in Stated Death Benefit. If the reduction occurs while the surrender charge is in effect (generally, during the first 14 Policy Years and the first 14 years after an increase in Stated Death Benefit), a pro rata portion of the surrender charge will be assessed. See "SURRENDER CHARGE," page ___.

If death benefit type B is in effect, a withdrawal will reduce the Accumulation Value but the Stated Death Benefit will not be reduced as the Accumulation Value reflects the decrease.

We generally will pay a withdrawal request within seven days following our receipt of the request. See "WHEN WE MAKE PAYMENTS," page __. Withdrawals may have adverse tax consequences. See "FEDERAL TAX CONSIDERATIONS," page __.

SURRENDERS

You may surrender your Policy at any time for its Cash Surrender Value. We must receive the Policy and Written Request for the surrender during the Insured's lifetime. A surrender charge may apply. See "Surrender Charge," page ______.
We will pay the Cash Surrender Value within seven (7) days following our receipt of the request. We will cancel the Policy as of the date of the Written Request. Your Policy will terminate and cease to be in force if it is surrendered. It can not later be reinstated. A surrender may have tax consequences. See "FEDERAL TAX CONSIDERATIONS," page __.

POLICY LOANS

You may obtain a policy loan from us at any time after the first Policy Anniversary by submitting a Written Request for a policy loan to our Customer Service Center. The minimum amount you may borrow is $300. The maximum loan amount is 90% of your Cash Surrender Value. Outstanding policy loans reduce the amount available for new loans. Policy loans will be processed as of the date your Written Request is received and loan proceeds generally will be sent to you within seven days. See "WHEN WE MAKE PAYMENTS," page ______. Loans under a Policy classified as a modified endowment contract may be subject to adverse tax consequences, including a 10% penalty. See "DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS," page _____.

We will charge interest daily on any outstanding policy loan at a maximum annual rate of 6%. Interest is due and payable on each Policy Anniversary date while a policy loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding policy loan.

You may repay all or part of your Policy Debt at any time while the Insured is living prior to the Maturity Date and the Policy is in force. Policy Debt is equal to all outstanding policy loans and any accrued and unpaid interest on those loans. Loan repayments must be sent to our Customer Service Center and will be credited as of the date received. If the Death Benefit becomes payable while a policy loan is outstanding, the Policy Debt will be deducted in calculating the Death Benefit. If the Policy Debt exceeds the Accumulation Value less any Surrender Charges on any Valuation Day, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination. If your Policy terminates because of excessive Policy Debt, it cannot be reinstated.

When a policy loan is made (or when interest is not paid when due), an amount equal to the loan proceeds (or due and unpaid interest) is withdrawn from the Accumulation Value in the Subaccounts or Guaranteed Interest Account. This withdrawal is made pro rata on the basis of Accumulation Value in each Subaccount and the Guaranteed Interest Account unless you direct a different allocation when requesting the loan and as long as at least $100 remains in the Subaccount or Guaranteed Interest Account after the allocation. The amount withdrawn is then transferred to the Policy Loan Account in the General Account. Conversely, when a loan is repaid, an amount equal to the repayment will be transferred from the Policy Loan Account to the Subaccounts and the Guaranteed Interest Account and allocated as you direct when submitting the repayment. If you provide no direction, the amount will be allocated in accordance with your then effective Net Premium allocation percentages. Thus, a loan or loan repayment will have no immediate effect on the Accumulation Value, but other Policy values, such as the Net Accumulation Value and Cash Surrender Value, will be reduced or increased immediately by the amount transferred to or from the Policy Loan Account.

The amount in the Policy Loan Account will be credited with interest at a minimum guaranteed annual rate of 3%.

Certain loan amounts taken after the earlier of:

1.  the tenth Policy anniversary, or
2.  the fifth Policy anniversary if the Insured's Age is 60 or greater,

will be considered preferred loan amounts as described below. During each Policy year of preferred loan eligibility, the first loan made during that year will be considered a preferred loan amount up to a maximum of 10% of the Net Accumulation Value. Any amount loaned later in that Policy year will not be considered a preferred loan amount. If the preferred loan amount made during any Policy year is less than the maximum allowed, the balance may not be carried over to increase the eligible preferred loan amount of any subsequent Policy year. Beginning with the 21st Policy year, all loan balances will be considered to be preferred loan amounts. The amount of any Accumulation Value in the Guaranteed Interest Account equal to any preferred loan amount on the Policy will be credited with interest at the rate of 4%.

A policy loan, whether or not repaid, will have a permanent effect on the Death Benefit and Accumulation Values because the investment results of the Subaccounts of the Variable Account and current interest rates credited on Accumulation Value in the Guaranteed Interest Account will apply only to the non-loaned portion of the Accumulation Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Guaranteed Interest Account while the policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Also, policy loans could, particularly if not repaid, make it more likely than otherwise for a Policy to terminate. See "FEDERAL TAX CONSIDERATIONS," page _____, for a discussion of adverse tax consequences if a Policy lapses with policy loans outstanding.

TELEPHONE PRIVILEGES

If you have elected this privilege in a form required by us, you may make transfers or request Withdrawals and Policy Loans by telephoning our Customer Service Center. Any request for Withdrawals or Policy Loans must be for an amount less than $25,000.

Our Customer Service Center will employ reasonable procedures to confirm that instruction communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

DEATH BENEFIT AND CHANGES IN DEATH BENEFIT TYPE

As long as the Policy remains in force, we will pay the Death Proceeds upon receipt at our Customer Service Center of satisfactory proof of the Insured's death. We may require return of the Policy. The Death Proceeds will be paid in a lump sum generally within seven days after receipt of such proof (see "WHEN WE MAKE PAYMENTS," page _____) or, if elected, under a payment option (see "PAYMENT OPTIONS," page ______.) The Death Proceeds will be paid to the Beneficiary.
See "Selecting and Changing the Beneficiary," page _______.

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the sum of the Base Death Benefit on the date of the Insured's death, plus any extra benefits provided by rider, minus any Policy Debt on that date and, if the date of death occurred during a grace period, minus the past due monthly deductions. See "Grace Period," page __. Under certain circumstances, the amount of the Death Proceeds may be further adjusted. See "OTHER POLICY PROVISIONS" page ______.

If part or all of the Death Proceeds are paid in one sum, Southland will pay interest on this sum from the date we determine the Death Proceeds to the date of payment, or until another payment option is selected. Interest will be at the rate we declare, or at any higher rate required by law.

BASE DEATH BENEFIT AND DEATH BENEFIT TYPES

The Owner may choose one of two Death Benefit Types, which will determine the Base Death Benefit. Under Death Benefit Type A, the Base Death Benefit is the greater of the Stated Death Benefit or a multiple of the Accumulation Value on the date of the Insured's death. Under Death Benefit type B, the Base Death Benefit is the greater of the Stated Death Benefit plus the Accumulation Value, or a multiple of the Accumulation Value, on the date of the Insured's death.

If investment performance is favorable, the amount of the Base Death Benefit may increase. However, under type A, the Base Death Benefit ordinarily will not change for several years as a result of any favorable investment performance and may not change at all, whereas under type B, the Base Death Benefit will vary directly with the investment performance of the Accumulation Value. To see how and when investment performance may begin to affect the Base Death Benefit, please see the illustrations beginning on page ______.

In both cases, the multiple of the Accumulation Value depends on the Insured's attained age at death. The table of multiples in effect as of the issue date is shown below. If the table becomes inconsistent with any federal income tax laws and/or regulations, we reserve the right to change it.

                             DEATH BENEFIT MULTIPLES
---------------------------------------------------------------------------------
              Multiple of                Multiple of                Multiple of
 Attained     Accumulation   Attained   Accumulation    Attained    Accumulation
   Age         Value           Age        Value           Age          Value
---------------------------------------------------------------------------------
  0 - 40               2.50        54             1.57        68             1.17
    41                 2.43        55             1.50        69             1.16
    42                 2.36        56             1.46        70             1.15
    43                 2.29        57             1.42        71             1.13
    44                 2.22        58             1.38        72             1.11
    45                 2.15        59             1.34        73             1.09
    46                 2.09        60             1.30        74             1.07
    47                 2.03        61             1.28     75 - 90           1.05
    48                 1.97        62             1.26        91             1.04
    49                 1.91        63             1.24        92             1.03
    50                 1.85        64             1.22        93             1.02
    51                 1.78        65             1.20        94             1.01
    52                 1.71        66             1.19     95 - 100          1.00
    53                 1.64        67             1.18
---------------------------------------------------------------------------------

INITIAL STATED DEATH BENEFIT AND DEATH BENEFIT TYPE

The initial Stated Death Benefit is set at the time the Policy is issued. The minimum initial Stated Death Benefit is $100,000. You may change the initial Stated Death Benefit from time to time, as discussed below. You select the Death Benefit Type when you apply for the Policy. You also may change the Death Benefit Type, as discussed below.

CHANGES IN DEATH BENEFIT TYPE

After the first Policy Year, you may change the Death Benefit Type on your Policy subject to the following rules. You must submit a Written Request. After any change, the Stated Death Benefit must be at least $50,000. The effective date of the change will be the Monthly Processing Date that coincides with or next follows the Valuation Day after we approve the Written Request for the change.

When a change from Type A to Type B is made, the Stated Death Benefit after the change is effected will be equal to the Stated Death Benefit before the change less the Accumulation Value on the effective date of the change. When a change from Type B to Type A is made, the Stated Death Benefit after the change will be equal to the Stated Death Benefit before the change is effected plus the Accumulation Value on the effective date of the change.

CHANGES IN STATED DEATH BENEFIT

After the first Policy Year, you may request a change in the Stated Death Benefit, subject to the following conditions. No change will be permitted that would result in your Policy not satisfying the requirements of section 7702 of the Code.

An increase or decrease can be requested by Written Request only during the 30-day period preceding a Policy Anniversary. Any increase in the Stated Death Benefit must be at least $10,000 and an application must be submitted, along with evidence of insurability satisfactory to Southland. A change in planned premiums may be advisable. See "Premiums Upon Increase In Stated Death Benefit," page . The increase in Stated Death Benefit will become effective as of the Policy Anniversary on or following the date the increase is approved. [You must return your Policy so we can amend the Policy to reflect the increase.] If the increase becomes effective during the first three Policy Years, the Three-Year Guarantee will be extended for three years from the effective date of the increase. See "Three-Year Guarantee," page . A Target Premium will be established for the increase, and the portion of premiums paid thereafter allocated to the increase will be subject to a 4% sales charge until an amount equal to 10 Target Premiums for the increase has been paid. See "Sales Charge."

Any decrease in the Stated Death Benefit must be at least $10,000, and the Stated Death Benefit after the decrease must be at least $50,000. In addition, no decrease may be made in the first year following the effective date of an increase in Stated Death Benefit. A decrease in Stated Death Benefit will become effective as of the Policy Anniversary on or following our receipt of Written Request.

If increases in the initial Stated Death Benefit are in effect, a decrease in Stated Death Benefit will be allocated to each segment of the Stated Death Benefit in the same proportion as the Target Premium for each segment bears to the total Target Premiums for the Policy.

If a decrease in Stated Death Benefit occurs during the first 14 Policy Years,
or during   the first 14 years following an increase in Stated Death Benefit, a
Surrender Charge will   apply.  See "SURRENDER CHARGE," page _________.

SELECTING AND CHANGING THE BENEFICIARY

You select a Beneficiary in your application. You may later change the Beneficiary in accordance with the terms of the Policy. If the Insured dies and there is no surviving Beneficiary, the Owner's estate will be the Beneficiary.

MATURITY BENEFIT

If the Insured is living at Age 100 and the Policy is in force, Southland will pay you the Net Accumulation Value and the Policy will terminate unless you exercise your right to continue the Policy. The tax consequences associated with continuing a Policy beyond attained Age 100 are unclear. A tax advisor should be consulted before exercising this right.

PAYMENT OPTIONS

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of fixed-benefit annuities.

WHEN WE MAKE PAYMENTS

Payments of Withdrawals, Surrenders or Death Proceeds from the Subaccounts will usually be made within seven days of receipt of the request at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

a) When the New York Stock Exchange ("NYSE") is closed for trading other than for customary holiday or weekend closings, or trading on the NYSE is otherwise restricted, as determined by the SEC;

b) When the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's assets not reasonably practicable; or

c)  When the SEC by order permits a delay for the protection of Policyowners.

We may defer up to six months the payment of any Withdrawal or proceeds from the Guaranteed Interest Account. Interest will be credited at the currently declared rate of interest for the Guaranteed Interest Account until payment is made.

                        THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your Net Premiums and transfer your Net
----------------------------------------------------------------------------
Accumulation Value to or from the Guaranteed Interest Account, which is part of
------------------------------------------------------------------------------
our General Account and which pays interest at a declared rate. The General
---------------------------------------------------------------------------
Account supports our non-variable insurance and annuity obligations. Because of
-------------------------------------------------------------------------------
exemptive and exclusionary provisions, interests in the Guaranteed Interest
---------------------------------------------------------------------------
Account have not been registered under the Securities Act of 1933, and neither
------------------------------------------------------------------------------
the Guaranteed Interest Account nor the General Account has been registered as
------------------------------------------------------------------------------
an investment company under the 1940 Act. Accordingly, neither the General
--------------------------------------------------------------------------
Account, the Guaranteed Interest Account nor any interest therein are generally
-------------------------------------------------------------------------------
subject to regulation under these Acts. As a result, the staff of the SEC has
-----------------------------------------------------------------------------
not reviewed the disclosures which are included in this prospectus which relate
-------------------------------------------------------------------------------
to the General Account and the Guaranteed Interest Account. These disclosures,
------------------------------------------------------------------------------
however, may be subject to certain provisions of the federal securities laws
----------------------------------------------------------------------------
relating to the accuracy and completeness of statements made in this prospectus.
-------------------------------------------------------------------------------
For more details regarding the General Account, see your Policy.
---------------------------------------------------------------

You may accumulate amounts in the Guaranteed Interest Account by (i) allocating Net Premiums, (ii) transferring amounts from the Subaccounts, and (iii) earning interest on amounts you already have in the Guaranteed Interest Account. (See "PREMIUMS AND ALLOCATIONS," page __.)

The amount you have in the Guaranteed Interest Account at any time is the sum of all Net Premiums allocated to this Account, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Account and deductions allocated to the Guaranteed Interest Account. (See "GUARANTEED INTEREST ACCUMULATION VALUE," page __.)

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. These interest rates will never be less than the minimum guaranteed interest rate of 3%. We may declare rates higher than the guaranteed minimum that will apply to amounts in the Guaranteed Interest Account. For both initial and subsequent Net Premiums allocated or amounts transferred to the Guaranteed Interest Account, the guaranteed annual effective interest rate applicable to such Net Premiums or transferred amounts is the rate in effect on the Valuation Day that the Net Premiums is received by us at the Customer Service Center or the transfer is made. This guaranteed interest rate will apply to such Net Premiums or transferred amounts for a 12-month period beginning on the Valuation Day that the Net Premium is received by us at the Customer Service Center or the transfer is made. After the expiration of the 12-month period, we will credit interest on applicable amounts in the Guaranteed Interest Account at the guaranteed annual effective interest rate in effect at the expiration of the 12-month period. Such new rates will apply to applicable portions of the Guaranteed Interest Accumulation Value for at least 12 months. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Guaranteed Interest Account are accounted for on a first-in-first-out basis. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Account.

                                 POLICY CHARGES AND FEES

 CHARGES DEDUCTED FROM PREMIUMS

Certain expenses are deducted from your premium payments. The remainder of each premium (the Net Premium) is then added to your Accumulation Value. The expenses which are deducted from your premium include the tax charges and the sales charge.

STATE PREMIUM TAX CHARGE. All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

DAC TAX CHARGE. A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance we receive. This charge for deferred acquisition costs is reasonable in relation to Southland's increased federal income tax burden under Section 848 of the Code resulting from the receipt of premium payments.

We reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

SALES CHARGE. A charge equal to 4.0% of each premium paid up to an aggregate amount equal to ten Target Premiums for your Policy, or to ten Target Premiums for an increase after an increase in Stated Death Benefit, is deducted to compensate us for a portion of the cost of selling the Policy. This deduction from premiums is only a portion of the total sales charge that will be assessed against your Accumulation Value in the event you surrender your Policy during the 14 Policy Years following the Policy Date or 14 Policy Years following an increase in the Stated Death Benefit. See "Sales Surrender Charge," page ______.

For a Policy with an increase in Stated Death Benefit, premiums paid are allocated to the Initial Stated Death Benefit and each increase in the Stated Death Benefit (each portion of the Death Benefit is referred to as a "segment") in the same proportion that the Target Premium for each segment bears to the total Target Premium for the Policy after the increase is taken into account.

The sales charge covers the cost of distribution, costs of preparing our sales literature, other promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge, any sales Surrender Charge we may collect and any profit we may earn on the mortality and expense risk charge deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers.

SURRENDER CHARGE

We assess a surrender charge against your Accumulation Value upon a Surrender, reduction in Stated Death Benefit or lapse of your Policy in the first fourteen Policy years, or the fourteen Policy years following an increase in Stated Death Benefit (herein referred to as an addition of a new coverage segment of Stated Death Benefit). The surrender charge is designed to recover our expenses in issuing and distribution Policies. The surrender charge consists of two charges: an administrative surrender charge and a sales surrender charge.

During the first fourteen years of the Policy or within 14 years of an increase in the Stated Death Benefit, if you request a decrease to the Stated Death Benefit of your Policy or take a Withdrawal which decreases the Stated Death Benefit, we will deduct a portion of the surrender charge from your Net Accumulation Value. The amount of the surrender charge which will be deducted from your Net Accumulation Value on the decrease will equal the surrender charge in effect before the reduction minus the surrender charge in effect after the reduction.

Decreases as a result of a change to your death benefit option do not result in a surrender charge deduction from your Net Accumulation Value and future surrender charges will not be reduced.

Increases in the Stated Death Benefit as a result of changes in death benefit option do not result in an increase in the maximum sales surrender charge. All other increases in Stated Death Benefit will increase the maximum surrender charges.

ADMINISTRATIVE SURRENDER CHARGE

The administrative surrender charge is equal to four dollars ($4.00) per $1,000 of Stated Death Benefit.

The administrative surrender charge remains level for the first nine years following issuance of the Policy or the effective date of a coverage segment, then decreases by one-sixth of the amount in effect at the end of the 9th Policy Year until it reaches zero at the beginning of the fifteenth year, or the year in which the Insured reaches Age 98, whichever is earlier.

During the first 14 Policy Years or within 14 years of an increase in the Stated Death Benefit, if you request a decrease to the Stated Death Benefit or take a

Withdrawal which causes the Stated Death Benefit to decrease, your administrative surrender charge will decrease in the same proportion that the Stated Death Benefit decreases.

The administrative surrender charge is designed to partially cover the administrative expenses associated with setting up your Policy (other than sales expenses), such as application processing, establishment of Policy records and insurance underwriting costs. It also includes costs associated with the development and operation of our systems for administering the Policies. We do not expect to profit from the administrative surrender charge.

SALES SURRENDER CHARGE

The sales surrender charge is equal to 50.0% of actual premiums paid up to one Target Premium plus 40% of any additional premiums paid up to two Target Premiums. However, in the first two Policy Years, the sales surrender charge is capped at 26% of premiums paid up to one Target Premium, plus 6% of premiums paid between one and two Target Premiums, plus 5% of all other premiums. Target Premiums are not based on the planned premium you determine when you purchase the Policy. Target Premiums are actuarially determined based on the Age, sex and risk class of the Insured. See "PREMIUMS," page 24. The Target Premium for your Policy and any Stated Death Benefit coverage segments added since the Policy Date will be listed in the Schedule to your Policy. Upon a decrease in the Stated Death Benefit the Target Premium for each segment will be reduced in the same proportion that the Stated Death Benefit is reduced.

The maximum sales surrender charge for the Stated Death Benefit will be shown in the Schedule attached to your Policy.

The maximum sales surrender charge for a Stated Death Benefit remains level for the first nine Policy Years or for the first nine years following an increase in a Stated Death Benefit segment, then decreases by one-sixth of the amount in effect at the end of the 9th year each Policy year until it reaches zero at the beginning of the fifteenth year, or the year in which the Insured reaches Age 98, whichever is earlier.

Upon a decrease in the Stated Death Benefit other than due to a change in death benefit option, the Target Premium for each segment will be reduced in the same proportion that the Stated Death Benefit is reduced. The following rules explain when a sales surrender charge is deducted on a decrease in Stated Death Benefit, and how future sales surrender charges are adjusted. If the new Target Premium for each Stated Death Benefit segment is greater than or equal to the sum of your paid premiums which are allocated to the segment, the maximum sales surrender charge you may pay in the future will be reduced, but a sales surrender charge will not be deducted from your Accumulation Value. If the new Target Premium for each Stated Death Benefit segment is less than the sum of your paid premiums which are allocated to the segment, your maximum sales surrender charge you may pay in the future will be reduced and a sales surrender charge will be deducted from your Accumulation Value. The new sales surrender charge will be recalculated as if the new Target Premium was always in effect for the segment. A deduction equal to the difference between the sales surrender charge as calculated before and after the decrease will be taken from your Accumulation Value.

If you request a decrease to the Stated Death Benefit or take a Withdrawal which causes the Stated Death Benefit to be reduced, more than nine years following the Policy Date or the date of an increase to the Stated Death Benefit, whichever is applicable, the maximum sales surrender charge you could pay in the future will be reduced in the same proportion that the Stated Death Benefit is reduced.

The amount of the sales surrender charge in a Policy Year is not necessarily related to our actual sales expenses in that year. To the extent sales expenses are not covered by the sales surrender charge, we will cover them from other funds.

MONTHLY DEDUCTIONS FROM YOUR NET ACCUMULATION VALUE

The following charges are deducted from your Net Accumulation Value on each Monthly Processing Date. These deductions are taken from the Subaccounts of the Variable Account and the Guaranteed Interest Account in the same proportion that your Net Accumulation Value in each Subaccount bears to the total Net Accumulation Value as of the Monthly Processing Date.

INITIAL POLICY CHARGE. The initial Policy charge is $20 per month for the first Policy Year. This charge covers the costs of setting up your Policy, other than sales expenses, such as application processing, medical examinations, establishment of Policy records and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

MONTHLY ADMINISTRATIVE CHARGE. The monthly administrative charge is $6 per month and is guaranteed never to exceed $10 a month. This charge is designed to cover the ongoing costs of maintaining your Policy, such as premium billing and collections, claim processing, Policy transactions, record keeping, reporting and other communications with Owners, and other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it. The initial amount of this charge is not more than the average expected cost of the services to be provided this year.

COST OF INSURANCE CHARGE. The cost of insurance charge compensates us for the anticipated cost of paying the amount of the Death Benefit that exceeds your Accumulation Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and depend on a number of variables. The charge varies from Policy to Policy and from month to month.

The charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk under the Policy for the Death Benefit. The net amount at risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of your Accumulation Value on the Monthly Processing Date. For this purpose, the amount of your Accumulation Value is determined after deduction of administrative charges and other supplemental benefit charges due on that date, but before deduction of the cost of insurance charges for the Base Death Benefit, and for any Adjustable Term Insurance Rider. The net amount at risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit at the beginning of the month is increased, for example, due to the requirements of federal income tax law definition of life insurance, net amount at risk for the Base Death Benefit that month will also increase, but the net amount at risk for any Adjustable Term Insurance Rider may be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the net amount at risk, changes in the relative makeup of the death benefit, and with increasing Age of the Insured.

If the Base Death Benefit of your Policy consists of more than one segment because there has been an increase in Stated Death Benefit (see __________), the charge is calculated separately for each segment. The cost of insurance charge for each segment is equal to our current monthly cost of insurance rate for each segment times the net amount at risk for that segment of the Death Benefit. Net amount at risk for each segment of the Death Benefit is calculated on the Monthly Processing Date. Net amount at risk is allocated to each Stated Death Benefit segment in the same proportion that the Stated Death Benefit of each segment bears to the sum of the Stated Death Benefit for all segments as of the Monthly Processing Date.

The cost of insurance rate for a Policy (or for a segment) is based on the Age, sex and risk class of the Insured, and therefore varies from time to time. We currently place Insureds in the following risk classes, based on our underwriting: a smoker or nonsmoker standard risk class or a risk class involving a higher mortality risk (a "substandard class").

We place the Insured in a risk class when we issue the Policy, based on our underwriting of the application. This original risk class applies to the initial Stated Death Benefit and any Adjustable Term Insurance Rider then added to the Policy. When an increase in Stated Death Benefit is requested, we conduct underwriting before approving the increase to determine whether a different risk class will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the original risk class, the risk class for the increase also will be applied to the initial Stated Death Benefit. If the risk class for the increase has higher cost of insurance rates than the original risk class, the risk class for the increase will apply only to the increase in Stated Death Benefit, and the original risk class will continue to apply to the initial Stated Death Benefit.

Our current cost of insurance rates may be less than the guaranteed rates. In addition, current rates are greater for Policies with Stated Death Benefit (or Target Death Benefit, if any) that is less than $250,000 on the Policy Date. Our current cost of insurance rates will be determined based on our expectations as to future mortality, investment, expense and persistency experience. These rates may change from time to time, but they will never be more than the guaranteed maximum rates set forth in your Policy. The guaranteed rates for standard risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Age Nearest Birthday ("1980 CSO Tables"), sex-distinct. The guaranteed rates for substandard risk classes are based on multiples or additives of the 1980 CSO Tables. Unisex rates are used where appropriate under applicable law, currently including the state of Montana and any Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard risk class are lower than guaranteed rates for an Insured of the same Age and sex in a smoker standard risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard risk class are generally lower than guaranteed rates for an Insured of the same Age and sex and smoking status in a substandard risk class.

SUPPLEMENTAL BENEFIT CHARGES. If any additional benefits are added to your Policy, charges for these benefits will be deducted monthly as part of the monthly deduction. See "ADDITIONAL BENEFITS," page ___.

OTHER ADMINISTRATIVE CHARGES

The following describes other administrative charges that may be imposed on certain transactions or requests. We do not expect to earn a profit from these charges.

WITHDRAWAL TRANSACTION CHARGE. Prior to the Maturity Date and after the Free Look Period, you may take one Withdrawal each Policy Year without a withdrawal transaction charge. We impose a withdrawal transaction charge on each additional Withdrawal in that Policy Year equal to $25. The withdrawal transaction charge will be deducted from your Net Accumulation Value on the same basis as the Withdrawal is taken.

EXCESS TRANSFER CHARGE. We allow you 12 free transfers among and between the Subaccounts and the Guaranteed Interest Account each Policy Year. For each additional transfer, we will charge you $25 at the time each such transfer is processed. The charge will be deducted from your Subaccount Accumulation Value and Guaranteed Interest Account Accumulation Value in the same proportion as amounts transferred from those values. We do not expect that the total revenues from the excess transfer charge will be greater than the total expected cost of administering transfers, on average, over the period that the Policies are in force. Any transfer(s) due to the election of Dollar Cost Averaging will not be included in determining if the excess transfer charge should apply.

CHANGE IN NET PREMIUM ALLOCATION PERCENTAGES. If you change your net premium allocation percentages more than five times during a Policy Year, we may impose an administrative charge of $25. If imposed, this charge will be deducted from your Accumulation Value on the next Monthly Processing Date.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

MORTALITY AND EXPENSE RISK CHARGE. We will deduct a daily charge from the assets in the Subaccounts to compensate Southland for mortality and expense risks that we assume under the Policy. The daily charge is at the rate of .001507% (equivalent to an annual rate of 0.90%) on the assets of the Variable Account. The mortality and expense risk charge is not deducted from the Guaranteed Interest Account. If the mortality and expense risk charge is insufficient to cover the cost of mortality and expense risks undertaken by Southland, the Company will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to the Company and will be available for any proper corporate purpose including, among other things, payment of sales expenses.

The mortality risk assumed is the risk that Insureds, as a group, will live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet our actual claims. The expense risk assumed is the risk that it will cost us more to issue and administer the Policy and the Variable Account than we expected in setting certain of the charge levels guaranteed in the Policy.

PORTFOLIO EXPENSES

There are fees and charges deducted from the Portfolios. Please read the prospectus for the Portfolios you are considering for complete details.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce any surrender, administrative, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or accept a lower minimum initial Stated Death Benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Policies or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Policy is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

                         ADDITIONAL POLICY INFORMATION

THE OWNER

The original Owner is the person named as the Owner in the application. You, as Owner, can exercise all rights and receive the benefits during the Insured's life before the Maturity Date. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

THE BENEFICIARY

The Beneficiary is the person to whom we pay the Death Proceeds upon the death of the Insured prior to the Maturity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the application. Contingent Beneficiaries are paid Death Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Death Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Death Proceeds to the Owner's estate. We will pay the Death Proceeds to the most recent Beneficiary designation on file with us.

CHANGE OF OWNER OR BENEFICIARY

Prior to the Maturity Date and after the Free Look Period, you may transfer ownership of the Policy subject to our published rules at the time of the change.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes.

To make any of these changes, you must send us Written Notice. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. For possible tax consequences, see "federal TAX
CONSIDERATIONS," page __.

RIGHT TO CONVERT POLICY

At any time within the first 24 Policy Months after issuance of the Policy or after an increase in Stated Death Benefit, while the Policy is in force during the life of the Insured, the Owner may convert the Policy without evidence of insurability to a new Policy on the life of the Insured providing benefits which do not vary with the investment experience of the Variable Account. This conversion is accomplished by the transfer of the entire amounts in the Subaccounts of the Variable Account to the Guaranteed Interest Account and the allocation of all future premium payments to the Guaranteed Interest Account. This will, in effect, serve as a conversion of the Policy to the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. The converted policy will be on the flexible premium adjustable life insurance plan being issued by Southland. The converted policy will provide the same amount of death benefit or the same net amount at risk to Southland as the Policy and will have the same issue age and date of issue as the Policy. The cost of insurance rates for the converted policy will be those applicable to flexible premium adjustable life policies in the same risk classification as the Policy and issued on the same date as the Policy. All Policy Debt must be paid. The contestable period, suicide period, and surrender charge period of the converted policy will be measured from the date of issue of the Policy. The effective date of the conversion will be the date Southland received a Written Request to convert at its Customer Service Center. When exercising your conversion right, you are required to return the Policy to our Customer Service Center, and we will send to you a new policy form which will not allow you to allocate future premiums to Subaccounts of the Variable Account.

REINSTATEMENT

If coverage ends because a sufficient premium is not paid during a grace period, the Policy may be reinstated within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

OTHER POLICY PROVISIONS

If an Age or sex given in the application is misstated, the amounts payable or benefits provided by the Policy shall be those that the Premium would have bought at the correct Age or sex.

We cannot contest this Policy after is has been in force for 2 years from the issue date, during the Insured's lifetime except for non-payment of premium. No benefits added to your Policy after the issue date can be contested after they have been in force for 2 years from the effective date of such benefit, during the insured person's lifetime except for non-payment of premium.

We must receive any election, designation, change, assignment, or any other change request you make in writing. We may require a return of your Policy for any Policy change or for paying Death Benefits. If your Policy has been lost, we will require that you complete and return a "Policy Replacement Form." The effective date of any change will be the date the request was signed. Any change will not affect payments made or action taken by us before the change is recorded at our Customer Service Center.

You may assign this Policy as collateral security upon Written Notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid.

AUTHORITY TO CHANGE POLICY TERMS

Only the President, a Vice President, or the Secretary of the Company has authority to agree on behalf of the Company to any alteration of the Policy or to any waiver of the right or requirements of the Company.

This Policy is intended to qualify as a life insurance policy under the Code. To that end, all terms and provisions of the Policy shall to ensure or maintain such qualification.

We reserve the right to amend this Policy, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements, in order to qualify the Policy as a life insurance policy under the Code. We will send you Written Notice of such amendments.

                              ADDITIONAL BENEFITS

Your Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from your Accumulation Value for each additional benefit you choose. These benefits may be canceled at any time. More details will be included in your Policy if you choose any of these benefits.

From time to time we may make available Riders other than those listed below. Contact your Registered Representative for a complete list of the Riders available.

ACCIDENTAL DEATH BENEFIT RIDER

This rider will pay the benefit amount selected by you if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70.

ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, you determine a schedule of death benefits called the Target Death Benefit which you establish at levels to meet your projected needs in the future. You may set the Target Death Benefit to vary as often as each Policy Year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death benefit schedule may be changed after issue. See "CHANGES IN DEATH BENEFIT AMOUNTS," page ______.

The amount of Adjustable Term Insurance in force at any time is the amount needed to fill the difference between the Target Death Benefit you have selected and the Base Death Benefit then in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit under the Policy (i.e., changes resulting from the federal income tax law definition of life insurance test you have chosen under option 1 or 2).

For example, assume the Base Death Benefit varies according to the following schedule. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

 Base Death Benefit       Target Death Benefit      Adjustable Term Insurance
                                                         Rider Amount
     $201,500                   $250,000                    $48,500
     $202,500                   $250,000                    $47,500
     $202,250                   $250,000                    $47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Term Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit under the Policy. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until you choose to remove it from your Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit you have applied for, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Withdrawals may reduce the amount of the Target Death Benefit. See "WITHDRAWALS," page ____.

We generally restrict the amount of the Target Death Benefit to an amount not more than 500% of the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $500,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from your Accumulation Value for the Adjustable Term Insurance Rider . Since there is no amount in effect. These cost of insurance charges may be lower than the rates applicable to the Base Death Benefit in the early Policy Years, and may be higher in the later Policy Years. See "Cost of Insurance Charges," page defined premium related to the Adjustable Term Insurance. Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for your Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred. See "Changes in Death Benefit Amounts," page ___.

The Adjustable Term Insurance Rider provides life insurance coverage on the
Insured as   long as the Cash Surrender Value is sufficient to pay all of the
deductions that are taken   out of your Net Accumulation Value each month.

ADDITIONAL INSURED RIDER

This Rider allows you to provide for death benefits upon the death of individuals other than the Insured. A maximum of nine Additional Insured Riders may be added to your policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of your Policy.

CHILDREN'S INSURANCE RIDER

This Rider will allow you to add death benefit coverage on your children. It also provides that you may cover children upon birth or legal adoption without
presenting   evidence of insurability to us.

EXCHANGE OF INSURED RIDER

This Rider allows you to change the person insured under your Policy. If you do so, the cost of insurance charge may change, but we will not change the Policy values or the Surrender Charge. there is no charge for this Rider.

GUARANTEED INSURABILITY RIDER

This Rider will allow you to increase your Stated Death Benefit without providing us with evidence that the Insured remains insurable during the Policy. Increases are limited in amount and timing.

WAIVER OF THE COST OF INSURANCE AND MONTHLY EXPENSE CHARGES RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from your Account Value.

WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium will be credited monthly to the Policy. In your application you select the amount of premium, within limits, that will be waived.

                          FEDERAL TAX CONSIDERATIONS

                    THE FOLLOWING DISCUSSION IS GENERAL AND
                         IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with your purchase of the Policy and does not purport to be complete or to cover all situations. Southland advises that counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Southland's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service.

TAX STATUS OF THE POLICY

Code section 7702 sets forth the definition of a life insurance contract for federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, Southland believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under section 7702, issued on July 5, 1991) that such a Policy should meet the section 7702 definition of a "life insurance contract."

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of section 7702 should be applied in determining whether such a Policy meets the section 7702 definition of a life insurance contract.

If it is subsequently determined that a Policy does not satisfy section 7702, Southland may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702. For these reasons, Southland reserves the right to restrict Policy transactions as necessary to attempt to continue its qualification as a life insurance contract under section 7702.

In addition to the definitional test described above, section 817(h) mandates that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under section 7702 of the Code. The Variable Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. (S)1.817-5, which affect how the Portfolio's assets are to be invested.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition,

Southland does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Southland therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. Southland believes that the proceeds and cash value increases of a
----------
Policy should be treated in a manner consistent with a flexible-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under Code section 101(a)(1).

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Option A to Option B or vice versa), a policy loan, a Withdrawal, a surrender, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.

Generally, the Owner will not be deemed to be in constructive receipt of the Accumulation Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by a Policy, depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such a Policy's maturity, if the amounts received plus the amount of indebtedness exceeds the total investment in the Policy the excess will generally be treated as ordinary income subject to tax.

MODIFIED ENDOWMENT CONTRACTS.  Code section 7702A establishes a class of life
----------------------------
insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death Benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Southland will, however, monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.
----------------------------------------------------------------------
Policies classified as Modified Endowment Contracts will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from such a Policy, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

If a Policy becomes a modified endowment contract after it is issued, distributions that occur during the policy year it becomes a modified endowment contract and any subsequent policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed as distributions from a modified endowment contract.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.
--------------------------------------------------------------------------
Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans generally are treated as indebtedness of the Owner.

Finally. neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not Modified Endowment Contract are subject to the 10 percent additional tax.

POLICY LOANS.  Generally, consumer interest paid on any loan under a Policy
------------
which is owned by an individual is not deductible. The deduction of interest on Policy loans is further restricted by section 264 of the Code. Before taking a Policy loan, an Owner should consult a tax adviser as to the tax consequences of such a loan.

INVESTMENT IN THE POLICY.  Investment in the Policy means (i) the aggregate
------------------------
amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

MULTIPLE POLICIES.  All Modified Endowment Contracts that are issued by
-----------------
Southland (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(e).

                                 OTHER INFORMATION

REPORTS TO OWNERS

Each year, we will send you a report that shows the progress of the Policy.
This report will show for the last Policy Year the current Accumulation Value, Cash Surrender Value and Premiums paid since the last report. The report will also show the allocation of your Accumulation Value as of the date of the report and the amounts added to or deducted from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value since the last report. The report will include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Policy is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Subaccounts invest, as well as any other reports, notices or documents required by law to be furnished to Policyowners.

DISTRIBUTION OF THE POLICIES

ING America Equities, Inc. is principal underwriter and distributor of the Policies as well as of other contracts issued through the Variable Account and other separate accounts of Southland. ING America Equities, Inc. is an affiliate of Southland. It is a corporation organized under the laws of the State of Colorado in 1993. Its officers are located at 1290 Broadway, Denver, Colorado, 80203-1290. It is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

ING America Equities, Inc. serves as underwriter/distributor for other separate accounts registered with the SEC. We pay ING America Equities, Inc. for acting as principal underwriter under a distribution agreement. The Policy will be offered on a continuous basis and Southland does not anticipate discontinuing the offer.

ING America Equities, Inc. will enter into sales agreements with broker-dealers to solicit for the sale of the Policies through registered representatives who are licensed to sell securities and variable insurance products. Such broker-dealers will generally receive commissions based on a percent of premiums made (up to a maximum of _____%). The writing agent will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. These commissions will be paid to the broker-dealer by ING America Equities, Inc. and will not be charged to the Policyowner.

VOTING PRIVILEGES

In accordance with its view of current applicable law, the Company will vote fund shares held in the Variable Account at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount, and may include fractional votes. An Owner holds a voting interest in each Subaccount to which the Variable Accumulation Value is allocated.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Accumulation Value attributable to that Owner's Policy in that Subaccount by the net asset value per share of the Portfolio in which that Subaccount invests.

The number of votes available to an Owner will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

Portfolio shares as to which no timely instructions are received and shares held by the Company in a Subaccount as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under "CHANGES RELATING TO THE VARIABLE ACCOUNT," page __) may require Policyowner approval. In that case, you will be entitled to vote in proportion to your Variable Accumulation Value.

We may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would required changes in the investment policy or investment adviser of one or more of the Funds, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, we will advise Owners of that action and of our reasons for such action in the next semiannual report. Finally, we reserve the right to modify the manner in which we calculate the weight to be given to pass-through voting instructions where such a change is necessary to comply with current federal regulations or the current interpretation thereof.

LEGAL PROCEEDINGS

There are no legal or administrative proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Southland, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation or administrative proceeding is material to Southland's ability to meet its obligations under the Policy or to the Variable Account nor do we expect to incur significant losses from such actions. ING America Equities, Inc. is not involved in any legal or administrative proceedings that are material with respect to the Variable Account or the Variable Account's assets.

SOUTHLAND'S DIRECTORS AND OFFICERS

Southland Life Insurance Company is managed by a board of directors. The following table sets forth the name, address and principal occupations during the past five years of each of Southland's directors.

                                 POSITION WITH     PRINCIPAL OCCUPATION DURING THE
       NAME AND ADDRESS         SOUTHLAND LIFE            PAST FIVE YEARS
------------------------------------------------------------------------------------
R. Glenn Hilliard               Chairman           Director, Life of Georgia (since
5780 Powers Ferry Road, N.W.                       1994); President & Chief
Atlanta, GA  30327-4390                            Executive Officer, ING North
                                                   America Insurance Corp. (since
                                                   1993); Chief Executive Officer &
                                                   Director, ING America Life
                                                   Corp. (since 1993); Chairman of
                                                   the Board and Chief Executive
                                                   Officer, Southland Life (since
                                                   1993); Chief Executive Officer,
                                                   ING America Life Corp. (1993);
                                                   Chief Executive Officer &
                                                   Director, Security Life and
                                                   Denver Insurance Company
                                                   (since 1989).
------------------------------------------------------------------------------------
Robert J. St. Jacques           Vice               Chief Executive Officer,
5780 Power Ferry Road, N.W.     Chairman           Southland Life Insurance
Atlanta, GA  30327-4390                            Company (since 1995); President
                                                   & Chief Executive Officer, ING
                                                   America Life Corporation (since
                                                   1994); President & Chief
                                                   Executive Officer, The
                                                   Laurentian Group (1990 - 1994);
                                                   Chairman & Chief Executive
                                                   Officer, The Imperial Life
                                                   Insurance Co. of Canada (1990-
                                                   1994).
------------------------------------------------------------------------------------



                                 POSITION WITH     PRINCIPAL OCCUPATION DURING THE
       NAME AND ADDRESS         SOUTHLAND LIFE            PAST FIVE YEARS
------------------------------------------------------------------------------------
Michael W. Cunningham           Director           Executive Vice President, Chief
5780 Powers Ferry Road, N.W.                       Financial Officer, ING North
Atlanta, GA  30327-4390                            America Insurance Corporation
                                                   (since June, 1991); Executive
                                                   Vice President, Chief Financial
                                                   Officer, American Income Life
                                                   (1991); Senior Vice President,
                                                   Chief Financial Officer, Integon
                                                   Corporation (1987-1991).
------------------------------------------------------------------------------------
Linda B. Emory                  Director           Executive Vice President, ING
5780 Powers Ferry Road, N.W.                       North America Insurance
Atlanta, GA  30327-4390                            Corporation (since 1994);
                                                   Director, Life of Georgia (since
                                                   1991); Senior Vice President, Life
                                                   of Georgia (1990-1994).
------------------------------------------------------------------------------------
James D. Thompson               Director           President & Chief Operating
5780 Powers Ferry Road, N.W.                       Officer, Southland Life Insurance
Atlanta, GA  30327-4390                            Company (since 1995); Executive
                                                   Vice President & Chief Financial
                                                   Officer, ING America Life
                                                   Corporation (1993-1995); Vice
                                                   President, ITT Corporation
                                                   (1992-1993); Executive Vice
                                                   President, ITT Corporation
                                                   (1990-1993).
------------------------------------------------------------------------------------
P. Randall Lowery               Director           Senior Vice President &
5780 Powers Ferry Road, N.W.                       Corporate Actuary, ING America
Atlanta, GA  30327-4390                            Life Corporation (since 1994);
                                                   Vice President & Actuary,
                                                   Southland Life Insurance
                                                   Company (1990-1994).
------------------------------------------------------------------------------------



                                 POSITION WITH     PRINCIPAL OCCUPATION DURING THE
       NAME AND ADDRESS         SOUTHLAND LIFE            PAST FIVE YEARS
------------------------------------------------------------------------------------
Francis J. Mulcahy              Director           Vice President, General Counsel
5780 Powers Ferry Road, N.W.                       & Secretary, Life of Georgia
Atlanta, GA  30327-4390                            (since 1995); Vice President,
                                                   General Counsel & Secretary,
                                                   Southland Life Insurance
                                                   Company (since 1995); Vice
                                                   President & Secretary, Life
                                                   Insurance Company of Georgia
                                                   (since 1994); Vice President &
                                                   Secretary, Southland Life
                                                   Insurance Company (since 1994);
                                                   General Counsel, Southland Life
                                                   Insurance Company (1989-1994);
                                                   Associate General Counsel,
                                                   Southland Life Insurance
                                                   Company (1989-1994); Associate
                                                   General Counsel, Life Insurance
                                                   Company of Georgia (1983-1994).
------------------------------------------------------------------------------------

The following table sets forth the names, addresses and principal occupations during the last five years of the senior officers of Southland (other than officers who are members of Southland's board of directors).

                                 POSITION WITH       PRINCIPAL OCCUPATION DURING
       NAME AND ADDRESS          SOUTHLAND LIFE          THE PAST FIVE YEARS

------------------------------------------------------------------------------------
John R. Barmeyer                Senior Vice         Director, Life of Georgia (since
5780 Powers Ferry Road, N.W.    President,          1992); General Counsel, ING
Atlanta, GA  30327-4390         Consulting          America Life Insurance
                                Services            Corporation, and Senior Vice
                                                    President, General Counsel &
                                                    Secretary, Life of Georgia (since
                                                    1992); Vice President, General
                                                    Counsel & Secretary, Life of
                                                    Georgia (1990-1992).
------------------------------------------------------------------------------------
P. Thomas Chester               Senior Vice         Senior Vice President,
5780 Powers Ferry Road, N.W.    President &         Marketing, (since 1994);
Atlanta, GA  30327-4390         Chief Marketing     President, Diversified (1991-
                                Officer             1994); President & Senior Vice
                                                    President, Marketing, Surety
                                                    Life Insurance Company (1984-
                                                    1991)
------------------------------------------------------------------------------------
Gregory A. Boyko                Chief Financial     Senior Vice President, Finance,
5780 Powers Ferry Road, N.W.    Officer             ING America Life (since 1994);
Atlanta, GA  30327-4390                             Chief Financial Officer,
                                                    Connecticut Mutual Life
                                                    Insurance Company (1976-1994)

EXPERTS

The consolidated financial statements of Southland and Subsidiaries at December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, appearing in this prospectus and registration statement have been audited by Ernst & Young, independent auditors, as set forth in their report thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Randall Lowery, who is Senior Vice President and Corporate Actuary of ING America Life Insurance Corporation, the parent of Southland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

FINANCIAL STATEMENTS

The consolidated financial statements of Southland Life Insurance Company and Subsidiaries at December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, are included beginning on the next page.

This prospectus does not contain financial statements for the Separate Account L1 because it has not yet commenced operations, has no assets or liabilities and has received no income nor incurred any expenses as of the date of this prospectus.

The most current audited financial statements of Southland are those as of the end of the most recent fiscal year. Southland does not prepare audited financial statements for publication more often than annually. In addition, Southland represents that, through the date of this prospectus there have been no material adverse changes in the financial condition or operations of the company as reflected in the audited financial statements for the most recent fiscal year and the unaudited interim financial statements as of June 30, 1995, contained in this prospectus.

[FINANCIAL STATEMENTS TO BE INCLUDED IN PRE-EFFECTIVE AMENDMENT.]